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                                                                    EXHIBIT 10.5



                              RSA VENTURES I, L.P.

                        (A Delaware Limited Partnership)

                          LIMITED PARTNERSHIP AGREEMENT

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF RSA VENTURES I, L.P. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED PARTNERSHIP INTERESTS REPRESENTED BY THIS LIMITED PARTNERSHIP AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE LIMITED PARTNERSHIP INTERESTS REPRESENTED BY THIS LIMITED PARTNERSHIP AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND, IN GENERAL, WITH THE APPROVAL OF THE GENERAL PARTNER. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
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                              RSA VENTURES I, L.P.

                          Limited Partnership Agreement

                                Table of Contents

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1.    Firm Name; Registered Office and Agent......................................................................1


2.    Principal Purpose; Powers...................................................................................1

      (a)    Principal Purpose....................................................................................1
      (b)    Powers...............................................................................................1

3.    General Partner.............................................................................................2

      (a)    Name; Address; Subscription..........................................................................2
      (b)    Control..............................................................................................2
      (c)    Management Agreement.................................................................................2
      (d)    Fees and Commissions.................................................................................2
      (e)    Salaries.............................................................................................3
      (f)    Preserving Limited Liability of Limited Partners ....................................................3
      (g)    Standard of Care.....................................................................................4
      (h)    Guaranties...........................................................................................4
      (i)    Leverage ............................................................................................4
      (j)    Conduct of Business .................................................................................5
      (k)    Letter Agreement.....................................................................................8
      (l)    Co-investments ......................................................................................8
      (m)    Investment Limitations...............................................................................9
      (n)    Investments in New Portfolio Companies..............................................................10
      (o)    Classification as Partnership.......................................................................10

4.    Limited Partners...........................................................................................11

      (a)    Names; Addresses; Subscriptions.....................................................................11
      (b)    Limited Liability...................................................................................11
      (c)    Fiduciary Duty......................................................................................11

5.    Advisory Committee.........................................................................................11

      (a)    Members.............................................................................................11
      (b)    Meetings............................................................................................12
      (c)    Functions...........................................................................................12
      (d)    Rules and Procedures................................................................................12
      (e)    Standard of Care....................................................................................12

6.    Capital of the Partnership; Admission of Limited Partners..................................................13

      (a)    Capital Contributions...............................................................................13
      (b)    Defaults on Contributions...........................................................................13
      (c)    Permissive Additional Admissions....................................................................16

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
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      (d)    Consensual Additional Admissions....................................................................17
      (e)    Amendment and Effective Date........................................................................17
      (f)    Certain Limitations ................................................................................18

7.    Accounts...................................................................................................18

      (a)    Contributions Accounts..............................................................................18
      (b)    Capital Accounts....................................................................................18
      (c)    Distributions in Kind...............................................................................19

8.    Allocations................................................................................................19

      (a)    Allocations Generally...............................................................................19
      (b)    Loss Allocation Limitations.........................................................................20
      (c)    Certain Definitions.................................................................................21
      (d)    Tax Regulatory Provisions...........................................................................22
      (e)    Changes in Partners' Interests......................................................................23
      (f)    Tax Allocations ....................................................................................24
      (g)    Tax Withholding.....................................................................................24
      (h)    Adjustments to Allocations..........................................................................25

9.    Distributions..............................................................................................26

      (a)    Tax Distributions...................................................................................26
      (b)    Discretionary Distributions - in General............................................................28
      (c)    Apportionment of Discretionary Distributions........................................................28
      (d)    Distributions in Kind...............................................................................31
      (e)    Limitations on Distributions........................................................................31

10.   Valuation of Partnership Assets............................................................................33

      (a)    Valuations by General Partner.......................................................................33
      (b)    Fair Market Value...................................................................................33
      (c)    Freely Tradeable Securities.........................................................................34
      (d)    Disputed Valuations.................................................................................34

11.   Term of Partnership; Dissolution...........................................................................35

      (a)    Term of Partnership.................................................................................35
      (b)    Dissolution.........................................................................................35

12.   Liquidation of Partnership Interests.......................................................................35

      (a)    General Provisions..................................................................................35
      (b)    Liquidation Distributions...........................................................................35
      (c)    Expenses of Liquidators.............................................................................36
      (d)    Standard of Care....................................................................................37
      (e)    General Partner's Return Obligation.................................................................37
      (f)    Post-Dissolution Investments .......................................................................38

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
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13.   Limitation on Assignability of Interests of Limited Partners...............................................38

14.   Limitation on Assignability of Interest of General Partner.................................................42

15.   Withdrawal of Partnership..................................................................................42

16.   Indemnification............................................................................................42

17.   Fiscal Year; Records and Reports; Accounting Method; Offering Expenses; Principal Office...................44

      (a)    Fiscal Year.........................................................................................44
      (b)    Partnership Records.................................................................................44
      (c)    Annual Financial Statements.........................................................................45
      (d)    Quarterly Financial Statements......................................................................45
      (e)    Independent Public Accountants......................................................................46
      (f)    Offering Expenses ..................................................................................46
      (g)    Principal Office....................................................................................46
      (h)    Section 1045 Elections..............................................................................46
      (i)    Annual Meeting. ....................................................................................47

18.   Amendment..................................................................................................48

19.   ERISA Withdrawal...........................................................................................51

20.   Foreign Controlled Partner Withdrawal......................................................................54

21.   Foundation Limited Partners................................................................................54

      (a)    Private Foundations Compliance Provisions...........................................................54
      (b)    Foundation Limited Partner Withdrawal...............................................................56

22.   General Provisions.........................................................................................57

      (a)    Notices.............................................................................................57
      (b)    Power of Attorney...................................................................................57
      (c)    Additional Documents................................................................................59
      (d)    Binding on Successors...............................................................................59
      (e)    Counterparts........................................................................................59
      (f)    Action by the Limited Partners .....................................................................59
      (g)    Voting..............................................................................................61
      (h)    Applicable Law......................................................................................61
      (i)    Securities Act Matters .............................................................................62
      (j)    Tax Matters Partner ................................................................................62
      (k)    Contract Construction...............................................................................62
      (l)    Schedules ..........................................................................................62

23.   Definitions................................................................................................62

             Subscriptions of Partners....................................Schedule A
             Management Agreement.........................................Schedule B


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         Letter Agreement.............................................Schedule C

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         LIMITED PARTNERSHIP AGREEMENT (the "Agreement"), dated as of this 10th day of April, 2001, by and among RSA Partners I, L.P., a Delaware limited partnership, as general partner (such general partner being referred to herein as the "General Partner"); and those persons and entities listed in Schedule A hereto, as limited partners (such limited partners, and any additional limited partners admitted to the Partnership after the date of this Agreement, being referred to herein as the "Limited Partners"). The General Partner and Limited Partners are sometimes referred to herein collectively as the "Partners".

         The Partners agree to carry on a limited partnership (the "Partnership") subject to the terms of this Agreement in accordance with the provisions of the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act").

         1. Firm Name; Registered Office and Agent. The name of the Partnership is RSA Ventures I, L.P. The initial address of the Partnership's registered office in Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, and its initial registered agent at such address for service of process is The Corporation Trust Company.

         2.       Principal Purpose; Powers.

                  (a) Principal Purpose. The principal purpose of the Partnership is to achieve a superior rate of return on its capital for its Partners by making venture capital investments, generally in the form of equity or equity-related securities, primarily in privately-held, information technology and service companies in various stages of development, and otherwise to engage in any lawful activity for which limited partnerships may be organized under the laws of the State of Delaware.

                  (b) Powers. Subject to all of the terms and provisions hereof, the Partnership shall have all the powers available to it as a limited partnership under the laws of the State of Delaware.
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         3.       General Partner.

                  (a) Name; Address; Subscription. The name and address of the General Partner and its Subscription (as defined in Paragraph 6(a)) are set forth in Schedule A. Schedule A shall be amended from time to time to reflect any increase in the Subscription of the General Partner and any reduction or termination of the obligation of the General Partner to contribute additional capital to the Partnership.

                  (b) Control. The management, policies and control of the affairs of the Partnership shall be vested exclusively in the General Partner. The Partnership's advisory committee (the "Advisory Committee") established pursuant to Paragraph 5 and the Limited Partners may, to the extent expressly provided in this Agreement, possess or exercise any of the powers, or have or act in any of the capacities, permitted under Section 17-303(b) of the Delaware Act.

                  (c) Management Agreement. The Partnership entered into a Management Agreement dated as of the date first above written, with RSA Ventures, Inc., a Delaware corporation which is the sole general partner of the General Partner (the "Management Company"), in the form attached hereto as Schedule B (as amended from time to time, the "Management Agreement").

                  (d) Fees and Commissions. The General Partner shall be permitted to receive fees, commissions or other compensation from persons or entities other than the Partnership; provided, however, that so long as the management fee is payable to the Management Company pursuant to the Management Agreement (the "Management Fee"), any directors' fees, consulting fees or other remuneration (whether in cash or otherwise) received by or on behalf of the General Partner for services rendered to a Partnership Portfolio Company (as defined in Paragraph 3(m) herein) shall, subject to the following sentence, be received by it on behalf of the Management Company, be remitted to the Management Company and be applied to reduce the Management Fee payable to the Management Company on a dollar-for-dollar basis as set forth in the Management Agreement. If the General Partner receives any such remuneration described in the


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preceding sentence paid by any Partnership Portfolio Company in which the
Partnership and any Successor Fund (as defined below) hold an investment, the General Partner shall determine that portion of such amount to be remitted to the Management Company and to be applied to reduce the Management Fee, based on the relative amount invested in such Partnership Portfolio Company by the Partnership and all Successor Funds. Any future venture capital fund organized or controlled directly or indirectly by RSA Security Inc., a Delaware corporation which is the ultimate parent company of the Management Company ("RSA"), is referred to herein as a "Successor Fund."

                  (e) Salaries. While the Management Agreement is in effect, the General Partner shall not receive fees, commissions or other compensation from the Partnership and the partners of the General Partner shall not receive salaries from the Partnership. If the Management Agreement is terminated:

                                    (i) the General Partner shall assume and
                           perform the services theretofore performed by the Management Company under the Management Agreement and shall be entitled to receive fees from the Partnership therefor; provided, however, that except as otherwise approved by at least 75% in interest of the Limited Partners, such fees shall not exceed the amount that would have been payable to the Management Company under the Management Agreement had it not been terminated; and

                                    (ii) the individual partners of the General
                           Partner shall be entitled to receive salaries from the Partnership, provided that such salaries shall be paid by the General Partner.

                  (f) Preserving Limited Liability of Limited Partners. The General Partner has filed with the appropriate public authorities the certificate of limited partnership of the Partnership and shall file with such authorities any amendments thereto and take all such other


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action as may be required to preserve the limited liability of the Limited
Partners in any jurisdiction in which the Partnership shall conduct its affairs.

                  (g) Standard of Care. It is recognized that decisions concerning investments or potential investments involve exercise of judgment and the risk of loss. The General Partner, the Management Company, RSA and their respective partners, directors, officers, employees, agents, stockholders and affiliates shall not incur any liability to the Partnership or any other Partner for any loss suffered by the Partnership or any other Partner which arises out of any such investment or any other action or inaction on the part of the General Partner, the Management Company, RSA or any of their respective partners, directors, officers, employees, agents, stockholders and affiliates, provided that in any such case (i) the General Partner, the Management Company, RSA or such partner, director, officer, employee, agent, stockholder or affiliate thereof acted in good faith and in a manner such person or entity reasonably believed to be in or not opposed to the best interests of the Partnership and (ii) such course of conduct did not constitute gross negligence, willful misconduct or fraud on the part of the such person or entity. The General Partner, the Management Company, RSA and their respective partners, directors, officers, employees, stockholders, agents and affiliates shall be fully protected and justified with respect to any action or omission taken or suffered by any of them in good faith if such action or omission is taken or suffered in reliance upon and in accordance with the opinion or advice as to matters of law of legal counsel or as to matters of accounting of accountants retained by the General Partner or the Management Company with reasonable care.

                  (h) Guaranties. Except as may otherwise be approved by the Advisory Committee, in no event shall the sum of the Partnership's aggregate
(i) net payments pursuant to all guaranties and other agreements in the nature of a guaranty with respect to the indebtedness of any other person, including without limitation any Partnership Portfolio Company, and (ii) contingent liabilities pursuant to all such outstanding guaranties and agreements exceed at any time 10% of the aggregate Subscriptions of all Partners.

                  (i) Leverage.  The Partnership shall not borrow money.


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                  (j) Conduct of Business. Notwithstanding anything to the
contrary in this Agreement, the General Partner shall conduct the affairs of the Partnership in accordance with the following requirements:

                                    (i) The General Partner shall use its
                           reasonable commercial efforts to conduct the affairs of the Partnership in a manner that does not cause any Limited Partner or partner of any Limited Partner exempt from income taxation pursuant to Section 501 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (such Act, together with such rules and regulations, being referred to in this Agreement as the "Code") to have any "unrelated business taxable income", including without limitation any "unrelated debt-financed income" (as those terms are defined in Sections 512 and 514 of the Code), or gross income directly attributable to a "trade or business" (within the meaning of Sections 512 and 513 of the Code).

                                    (ii) The General Partner shall use its best
                           efforts to conduct the affairs of the Partnership in such a way that the assets of the Partnership will not be deemed to constitute "plan assets" of any ERISA Partner (as such term is defined in Paragraph
                           19) within the meaning of the Plan Asset Regulations of the Department of Labor, 29 CFR 2510.3-101 (the "Plan Asset Regulations"). Without limiting the generality of the foregoing sentence, the General Partner shall, beginning on the date on which the Partnership first makes "an investment that is not a short-term investment of funds pending long-term commitment" (the "Initial Investment Date"), cause the Partnership at all times to qualify as a "venture capital operating company" within the meaning of the Plan Asset Regulations.

                                    (iii) The General Partner shall use its
                           reasonable commercial efforts to avoid (A) making investments in any corporation that is a


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                           United States Real Property Holding Corporation
                           within the meaning of Section 897(c)(2) of the Code and (B) the imposition of United States federal income tax pursuant to Section 897(a) of the Code on the share attributable to any Foreign Limited Partner (as defined below) of the gain on the disposition of a Partnership Portfolio Company's stock or securities or the disposition by the Partnership of any United States Real Property Interest as defined in Section 897(c) of the Code or on the gain realized by any Foreign Limited Partner on the disposition of all or any part of its direct or indirect interest in the Partnership, if and to the extent any such tax would be imposed solely as a result of the activities or investments of the Partnership. In the case of any transfer by a Foreign Controlled Partner (as defined in Paragraph 20) of its interest in the Partnership, the General Partner, at the written request of such Foreign Controlled Partner, shall use its reasonable commercial efforts to provide a statement pursuant to Treasury Regulation Section 1.1445-11T(d)(2); in the case of any disposition of Investment Securities (as defined in Paragraph 3(n)) by the Partnership which may give rise to a United States federal income tax pursuant to Section 897(a) of the Code, the General Partner, at the written request of any Foreign Controlled Partner, shall use its reasonable commercial efforts to obtain from the relevant Partnership Portfolio Company a statement described in Treasury Regulation Section 1.897-2(h) pursuant to Treasury Regulation Section 1.1445-5(b)(4)(iii). For purposes of this Agreement, the term "Foreign Limited Partner" shall mean either (x) any Limited Partner which is a "nonresident alien" within the meaning of
                           Section 7701(b)(1)(B) of the Code, a foreign corporation or partnership within the meaning of
                           Section 7701(a)(5) of the Code, or a foreign trust or estate within the meaning of Section 7701(a)(31) of the Code, or (y) a partner or other


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                           beneficial owner of a Limited Partner which would be
                           a Foreign Limited Partner under clause (x) of this sentence if it were a Limited Partner.

                                    (iv) The General Partner shall use its best
                           efforts to conduct the affairs of the Partnership so that neither the Partnership nor any Limited Partner engages in any non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA (as defined in Paragraph 6(b)) or Section 4975(c) of the Code as a result of any activity of the Partnership.

                                    (v) The General Partner shall use its
                           reasonable commercial efforts to conduct the affairs of the Partnership so that no Foreign Limited Partner shall be deemed to be engaged in a "trade or business" within the United States for purposes of
                           Section 872(a)(2), 875, 882 or 884(d)(1) of the Code
                           solely by virtue of the activities or investments of the Partnership.

                                    (vi) If any Limited Partner that is a
                           "private foundation" (as defined in Section 509(a) of the Code) or a "charitable remainder unitrust" (as defined in Section 664(d)(2) of the Code) (collectively, a "Foundation Limited Partner") provides the General Partner with a list designating
                           (A) the "disqualified persons" (as defined in Section 4946 of the Code) (the "Disqualified Persons") with respect to such Foundation Limited Partner, and (B) the other investment funds in which such Foundation Limited Partner has invested (the "Designated Investments"), the General Partner shall use its reasonable commercial efforts to conduct the affairs of the Partnership so that such Foundation Limited Partner (or any affiliate of such Foundation Limited Partner), solely as a result of its participation in the Partnership, will not be subject to or incur a liability for any excise tax under Section 4941 or Sections 4943 through 4945 of the Code. The General Partner may rely on the accuracy and completeness of such list


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                           until it is provided with any successor thereto by
                           such Foundation Limited Partner. More particularly, if and to the extent that a relevant Disqualified Person or Designated Investment with respect to a Foundation Limited Partner is not set forth on the list provided to the General Partner by such Foundation Limited Partner on a timely basis, or if no such list is provided to the General Partner by such Foundation Limited Partner on a timely basis, then the General Partner shall have no obligation (but shall retain all rights) with respect to such Foundation Limited Partner and such Foundation Limited Partner shall have no rights pursuant to the special provisions applicable to Foundation Limited Partners generally in this Paragraph 3(j)(vi) or in Paragraphs 6(b), 9(e)(iv), 12(b)(iii) or 21. In determining whether the information to be provided on such a list has been provided on a timely basis, the General Partner in selecting investments for the Partnership shall be entitled to rely on the information (or lack thereof) that has been provided by a Foundation Limited Partner at least 10 days in advance of the date of any investment in a Partnership Portfolio Company.

                  (k) Letter Agreement. Each of the Applicable Persons (as defined below) shall execute and deliver to the Limited Partners a letter agreement in the form attached hereto as Schedule C (as amended from time to time, the "Letter Agreement"). "Applicable Persons" shall mean each of the officers, directors and investment committee members of the Management Company, each of the non-retired limited partners of the General Partner and RSA.

                  (l) Co-investments. The Partnership shall not knowingly make an initial investment in any Investment Securities issued by a privately-held company in which any Applicable Person has a preexisting investment, except with the consent of the Advisory Committee. Securities intended to achieve the Partnership's investment objective are sometimes referred to herein as "Investment Securities."


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                  (m) Investment Limitations. Without the consent of the
Advisory Committee, the Partnership shall not invest in partnerships or other entities whose principal objective, at the time the investment is made, is stated to be the making of investments in other companies or private equity funds, and whose controlling persons are entitled to a disproportionate share of the profits of such entity relative to such persons' capital contributions to such entity. Without the consent of the Advisory Committee, the Partnership shall also not invest in, or invest in order to finance a tender offer for, a publicly-held company if such investment or tender offer is actively opposed by the board of directors of such company. In addition, without approval of the Advisory Committee, the amount that may be invested by the Partnership, for the purpose of achieving its investment objective, in all

                                    (i) Investment Securities that, at the time
                           such investments are made, are either listed on a national securities exchange or carried on the Nasdaq system, except for investments made in issuers in which the Partnership holds an interest which was acquired prior to the time such issuer was listed on a national securities exchange or carried on the Nasdaq system, as the case may be, may not, at the time any such investment is made, exceed in the aggregate 5% of the aggregate Subscriptions of all Partners;

                                    (ii) Investment Securities issued by any one
                           Partnership Portfolio Company (including any direct or indirect parent or subsidiary thereof) (net of the proceeds to the Partnership resulting from any redemptions, repayments, sales and any other dispositions (collectively, "Dispositions"), if any, with respect to such Investment Securities) may not, at the time any such investment is made, exceed in the aggregate (A) 10% of the aggregate Subscriptions of all Partners less (B) the sum of the Partnership's aggregate net payments pursuant to all guaranties and agreements (of the type referred to in Paragraph 3(h)) with respect to such

                           Partnership Portfolio Company (including any such direct or indirect parent or subsidiary thereof) and the Partnership's aggregate contingent liabilities pursuant to all such outstanding guaranties and agreements with respect to such Partnership Portfolio Company (including any such direct or indirect parent or subsidiary thereof); or

                                    (iii) Investment Securities of Partnership
                           Portfolio Companies may not exceed in the aggregate 110% of the aggregate Subscriptions of all Partners.

         For purposes of this Paragraph 3(m), the amount invested by the Partnership shall be the price paid by the Partnership to acquire the security, and for purposes of subparagraph (ii) above, the value of each distribution to the Partners in kind (determined at the time of the distribution and in the manner provided in Paragraph 10) of a security referred to in or contemplated by such subparagraph shall be deemed to be proceeds to the Partnership of a Disposition of such security. An entity in which the Partnership has an investment in Investment Securities is sometimes referred to herein as a "Partnership Portfolio Company."

                  (n) Investments in New Portfolio Companies. From and after December 31, 2006, the Partnership shall not invest in Investment Securities issued by any entity that was not a Partnership Portfolio Company (or a successor to or direct or indirect parent or subsidiary of a Partnership Portfolio Company) on December 31, 2006, except as otherwise approved by the Advisory Committee.

                  (o) Classification as Partnership. The General Partner agrees that it (i) will not cause or permit the Partnership to elect (A) to be excluded from the provisions of Subchapter K of the Code or (B) to be treated as a corporation for United States federal income tax purposes; (ii) will cause the Partnership to make any election reasonably necessary or appropriate in order to ensure the treatment of the Partnership as a partnership for United States federal income tax purposes; (iii) will cause the Partnership to file any required tax returns in a manner consistent with its treatment as a partnership for United States federal income tax purposes; and (iv) has not


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taken, and will use reasonable efforts not to take, any action that would be inconsistent with the treatment of the Partnership as a partnership for such purposes.

         4.       Limited Partners.

                  (a) Names; Addresses; Subscriptions. The names and business or residence addresses of the Limited Partners and their respective Subscriptions are set forth in Schedule A. Schedule A shall be amended from time to time to reflect any increase in the Subscription of any Limited Partner, the withdrawal of any Limited Partner, the admission of any additional Limited Partner, the transfer of all or any part of the interest of any Limited Partner and any reduction or termination of the obligation of any Limited Partner to contribute additional capital to the Partnership.

                  (b) Limited Liability. The liability of each of the Limited Partners to the Partnership under the Delaware Act shall be limited to
(i) any unpaid capital contributions which he agreed to make to the Partnership, to the extent provided in Section 17-502(b) of the Delaware Act; (ii) the amount of any distribution which he is required to return to the Partnership pursuant to the Delaware Act; and (iii) any amount which he is required to pay to the Partnership pursuant to Paragraph 8(g) or 9(a) of this Agreement. None of the Limited Partners, in their respective capacities as such, shall take any part in the control of the affairs of the Partnership, conduct any affairs of the Partnership, or have any power to sign for or to bind the Partnership.

                  (c) Fiduciary Duty. The Limited Partners acknowledge and agree that the individual officers and directors of RSA who are not Applicable Persons have no fiduciary or other duties to the Partnership or the Partners.

         5.       Advisory Committee.

                  (a) Members. The Partnership shall have an Advisory
Committee which shall consist of at least three members chosen by the General Partner from among persons associated with the Limited Partners; provided that a majority of such members shall be persons who are unaffiliated with RSA or the General Partner. The members of the Advisory Committee may select a Chairman from among their membership. Any member of the Advisory Committee may


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be removed at any time, with or without cause, by the General Partner with the approval of either a majority of the other members or at least 75% in interest of the Limited Partners.

                  (b) Meetings. The Advisory Committee shall meet in person, by telephone conference call or by written consent not less frequently than on a quarterly basis.

                  (c) Functions. The functions of the Advisory Committee shall be (i) to resolve any questions relating to a potential conflict of interest between the Partnership and any Applicable Person that are presented to it by the General Partner; (ii) to resolve any additional questions relating to a potential conflict of interest between the Partnership and any other person or entity that are presented to the Advisory Committee by the General Partner;
(iii) except as otherwise provided by this Agreement, to approve or disapprove the following matters which have been authorized or established by the General
Partner: (A) all valuations of Investment Securities owned by the Partnership,
(B) certain distributions to the Partners, as provided in Paragraphs 9, 19 and 21, (C) certain guaranties by the Partnership provided in Paragraph 3(h), and
(D) certain investments by the Partnership, as provided in Paragraphs 3(l), (m) and (n); and (iv) such other functions as are provided for in this Agreement. All approvals, disapprovals and other actions taken by the Advisory Committee shall be authorized by a majority of the Advisory Committee members then holding office.

                  (d) Rules and Procedures. The Advisory Committee shall have the authority to adopt rules and procedures, not inconsistent with this Agreement, relating to the conduct of its affairs.

                  (e) Standard of Care. The members of the Advisory
Committee shall exercise their best judgment in carrying out their functions for the Partnership. The members of the Advisory Committee shall not be liable to any Partner or the Partnership for honest mistakes of judgment or for losses due to such mistakes. Each member of the Advisory Committee shall be fully protected and justified with respect to any action or omission taken or suffered by him in good faith if such action or omission is taken or suffered in reliance upon and in accordance with the opinion or advice as to matters of law of legal counsel, or as to matters of accounting of accountants, selected by him with reasonable care.

         6.       Capital of the Partnership; Admission of Limited Partners.

                  (a) Capital Contributions. Each of the Partners shall contribute to the capital of the Partnership on the date of this Agreement, an amount equal to 10% of the total amount set forth opposite his or its name under the column marked "Subscription" in Schedule A (the "Subscription"); provided, however that if participation in the Partnership by "benefit plan investors" is "significant" (as those terms are defined in the Plan Asset Regulations), then the initial contribution by ERISA Partners shall be deferred until the Initial Investment Date. In addition, each of the Partners shall, from time to time when called by the General Partner, contribute to the capital of the Partnership the additional amounts necessary to increase the aggregate amount of its contributions to the Partnership to an amount equal to, but not in excess of, its Subscription. Not less than 10 days' prior written notice shall be given to each Limited Partner by the General Partner as to the date for each additional capital contribution. Such notice shall be given by personal delivery or telecopy. The amount of capital required to be contributed by each Partner on each occasion of a capital contribution shall be computed by the General Partner so that each Partner contributes that portion of the aggregate capital contribution to be made by all Partners at such time which such Partner's Subscription bears to the total Subscriptions of all Partners. All capital contributions shall be made in cash in United States dollars. Notwithstanding anything to the contrary contained in this Agreement, the General Partner may at any time, by written notice to the Partners, reduce or terminate all outstanding commitments of the Partners to make further capital contributions to the Partnership and, upon the giving of such notice, the obligation of the Partners to contribute additional capital to the Partnership shall be reduced or terminated, as the case may be, in which instance Schedule A shall be amended to reflect such occurrence.

                  (b) Defaults on Contributions. If a Partner does not make a capital contribution required by Paragraph 6(a) when due, notice of default shall be given to him by the

General Partner by certified or registered mail. If the full amount of such contribution is not received by the Partnership within 10 days after the mailing of such notice, as liquidated and agreed damages to the non-defaulting Partners for such default (it being agreed that it would be difficult to fix the actual damages to such Partners), each of such defaulting Partner's Contributions Account and Capital Account established pursuant to Paragraph 7 shall be reduced by an amount equal to 75% of each such account, each of which 75% amount shall thereupon become unrestricted funds of the Partnership and shall be allocated, in the case of the Contributions Account amount, pro rata to and among the respective Contributions Accounts of the non-defaulting Partners in such proportion as the Contributions Account of each such non-defaulting Partner then bears to the sum of the Contributions Accounts of all non-defaulting Partners, and, in the case of the Capital Account amount, pro rata to and among the respective Capital Accounts of the non-defaulting Partners in such proportion as the Capital Account of each such non-defaulting Partner then bears to the sum of the Capital Accounts of all non-defaulting Partners.

         The application of the aforesaid liquidated damages provisions with respect to any defaulting Partner shall not relieve such Partner of his obligation to make any subsequent required capital contribution when due or relieve such Partner from the application of the aforesaid liquidated damages provisions as to any such subsequent required capital contribution if he defaults with respect thereto. Except as provided below, a Partner may not make less than the full amount of any required capital contribution. Notwithstanding the foregoing, if, at any time before a capital contribution required by Paragraph 6(a) becomes due, a Limited Partner shall obtain and deliver to the Partnership an opinion of counsel (which counsel shall be reasonably acceptable to the General Partner) to the effect that (A) the payment by such Limited Partner of any portion of any remaining capital contributions required by Paragraph 6(a) will be unlawful or that there is a material likelihood that such payment will be unlawful, (B) in the case of a Limited Partner who is an ERISA Partner, by reason of the payment of such portion, there is a material likelihood that as a result of a change in law occurring after the date of such ERISA

Partner's admission to the Partnership, such ERISA Partner (or any employee benefit plan subject to ERISA that is an investor, directly or indirectly, in such ERISA Partner) or the Partnership would be in material violation of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (such Act, together with such rules and regulations, being referred to in this Agreement as "ERISA"), (C) in the case of a Limited Partner who is a Foreign Controlled Partner, it has been determined, in accordance with the provisions of Paragraph 20, that, solely as a result of the Partnership's activities, any portion of such Foreign Controlled Partner's income, gain or loss derived from the Partnership is effectively connected with the conduct of a trade or business within the United States for purposes of Sections 871, 872(a), 875, 882 or 884(d) of the Code, (D) in the case of a Limited Partner who is a Foundation Limited Partner, it has been determined, in accordance with the provisions of Paragraph 21, that such payment would result in (i) such Foundation Limited Partner being subject to excise taxes imposed by Subchapter A of Chapter 42 of the Code (other than Sections 4940 and 4942 thereof) or (ii) a material breach of the fiduciary duties of its trustees under any Federal or state law applicable to private foundations or any rule or regulation adopted thereunder by any agency, commission or authority having jurisdiction, or (E) in the case of a Limited Partner that is a Bank Limited Partner (as defined in Paragraph 22(f)), by reason of the payment of such portion, there is a material likelihood that such Bank Limited Partner would be in material violation of the Federal Banking Laws (as defined in Paragraph 22(f)), then (a) such Limited Partner shall have no further right or obligation to pay such portion, (b) such Limited Partner's Subscription shall be reduced by an amount equal to such portion and Schedule A shall be amended to reflect such occurrence, and (c) such Limited Partner shall not, by reason of his failure to pay such portion, be deemed or treated as a defaulting Partner for purposes of this Paragraph 6(b). Anything to the contrary herein notwithstanding, each Deemed ERISA Partner (as such term is defined in Paragraph 19) shall be treated as if it were an ERISA Partner and deemed to have complied with the requirements of the immediately preceding sentence if it shall obtain and deliver to the Partnership an opinion of such counsel to the effect that if it were subject to, or chose to comply with, ERISA (whether or not such is the case), then the payment by it of any portion of the remaining capital contributions required by Paragraph 6(a) would result in the situation set forth in clause (A) or (B) above.

         Additionally, if a Partner has defaulted under this Paragraph 6(b) on a capital contribution to the Partnership required in Paragraph 6(a), such Partner shall lose its right to vote upon or take any other action on any matter with respect to which such Partner would otherwise be entitled to vote or take action under this Agreement until such time as such Partner has cured such default.

         Each Partner agrees that the aforesaid liquidated damages provisions constitute reasonable compensation to the Partnership and its non-defaulting Partners for the additional risks and damages sustained by them when and if any Partner shall default on an obligation to pay any capital contribution when due.

                  (c) Permissive Additional Admissions. Subject to the provisions of this Agreement, the General Partner is authorized, but not obligated, to accept additional subscriptions from the Partners, and to select and admit additional Limited Partners to the Partnership after the date of this Agreement. Any such additional subscriptions shall be accepted and any such additional Limited Partners shall be admitted to the Partnership only if:

                                    (i) such Partner or additional Limited
                           Partner contributes on the date of his additional subscription or admission the same percentage of his additional or initial subscription, as the case may be, as the percentage which each other Partner has been required to contribute of his subscription on or prior to such date;

                                    (ii) the aggregate subscriptions to the
                           Partnership, including such additional subscriptions of Partners and the initial subscriptions of such additional Limited Partners, but excluding the initial subscription and any additional subscriptions of the General Partner to the extent that the aggregate subscription of the General Partner does not exceed 0.5% of the aggregate subscriptions of all Partners, do not exceed $200 million; and

                                    (iii) such additional subscription is
                           accepted and such additional Limited Partner is admitted to the Partnership pursuant to this Paragraph 6(c) not later than 180 days after the date of this Agreement. Promptly following the admission of any additional Limited Partners, the General Partner may, at its sole discretion, distribute to the Partners (including any newly-admitted Limited Partners), a portion of the initial capital contribution made by each such additional Limited Partner pursuant to clause (i) above, which distribution shall be allocated among the Partners in proportion to their respective Contributions Accounts, shall restore on a dollar-for-dollar basis the obligation of each such Partner to make further capital contributions to the Partnership pursuant to such Partner's Subscription, and shall reduce on a dollar-for-dollar basis the Contributions Accounts and Capital Account of each Partner receiving such distribution, so that after such distribution all Partners (including any newly-admitted Limited Partners) shall have made net capital contributions to the Partnership pro rata to their respective Subscriptions.

                  (d) Consensual Additional Admissions. After 180 days from the date of this Agreement, the General Partner, with the consent of at least 75% in interest of the Limited Partners, is authorized to accept additional subscriptions from the Partners, and to select and admit additional Limited Partners to the Partnership. The terms of such acceptance or admission shall be fixed by the General Partner at the time of acceptance or admission, as the case may be, with the consent of at least 75% in interest of the Limited Partners.

                  (e) Amendment and Effective Date. Each Partner who is to make an additional subscription to the Partnership and each person who is to be admitted as an additional Limited Partner after the date of this Agreement shall execute, together with the General Partner, an amendment to this Agreement providing for such additional subscription or admission. The right and obligation of a Partner to make an additional subscription and the admission of an additional Limited Partner to the Partnership shall be effective upon the date specified therefor in the amendment to this Agreement providing for such additional subscription or admission.

                  (f) Certain Limitations. Notwithstanding anything to the contrary contained in this Paragraph 6, no additional subscription to the Partnership may be accepted from any Partner and no person or entity may be admitted to the Partnership as an additional Limited Partner if, by reason of such acceptance or admission, (A) the Partnership would be deemed a "publicly traded partnership" within the meaning of Section 7704(b) of the Code, (B) the Partnership, the General Partner or the Management Company would be subject to additional regulation or restriction (including, without limitation, regulation or restriction under the Investment Advisers Act of 1940, as amended (the "Advisers Act") or the Investment Company Act of 1940, as amended (the "Investment Company Act")), (C) the Partnership would be in violation of applicable law, or (D) the Partnership would be deemed terminated pursuant to
Section 708 of the Code (unless the General Partner, after consultation with the Partnership's tax advisors, concludes that such termination would not have a material adverse effect (including the cost of compliance) on the Partnership or any Partner).

         7.       Accounts.

                  (a) Contributions Accounts. There shall be established on the books of the Partnership a capital contributions account ("Contributions Account") for each Partner which shall consist of such Partner's initial capital contribution to the Partnership made pursuant to Paragraph 6, (i) increased by
(A) any additional capital contributions by such Partner to the Partnership made pursuant to Paragraph 6 and (B) any amounts from time to time credited to the Contributions Account of such Partner pursuant to Paragraph 6(b), and (ii) decreased by (A) any amounts from time to time charged to the Contributions Account of such Partner pursuant to Paragraph 6(b) and (B) any amounts from time to time distributed to such Partner pursuant to the last sentence of Paragraph 6(c).

                  (b) Capital Accounts. There shall also be established on the books of the Partnership a capital account ("Capital Account") for each Partner which shall consist of such Partner's initial capital contribution to the Partnership made pursuant to Paragraph 6, (i) increased by (A) any additional capital contributions by such Partner to the Partnership made pursuant to Paragraph 6, (B) any amounts from time to time credited to the Capital Account of such Partner pursuant to Paragraph 6(b), and (C) any amounts from time to time credited to the Capital Account of such Partner pursuant to Paragraph 8, and (ii) decreased by (A) any distributions to such Partner (including but not limited to any distributions pursuant to the last sentence of Paragraph 6(c)), (B) any amounts from time to time charged to the Capital Account of such Partner pursuant to Paragraph 6(b) and (C) any amounts from time to time charged to the Capital Account of such Partner pursuant to Paragraph 8.

                  (c) Distributions in Kind. For purposes of maintaining and determining Capital Accounts, all property distributed in kind by the Partnership to a Partner, including but not limited to distributions made pursuant to Paragraphs 9, 12, 19, 20 and 21, shall be charged to that Partner's Capital Account at the fair market value of such property on the date of distribution as determined in accordance with Paragraph 10 and Paragraph 9(d).

         8.       Allocations.

                  (a) Allocations Generally. Except as otherwise provided in this Paragraph 8, as of the end of each calendar year of the Partnership, the adjusted net realized gain or loss for such year shall be allocated 80% to and among the Partners' Capital Accounts in proportion to the balances in their respective Contributions Accounts at the end of such year and 20% to the General Partner's Capital Account, provided that,

                                    (i) if the sum of (A) the cumulative net
                           realized loss immediately prior to such year and (B) all net losses deemed to have been realized during such year on distributions in kind pursuant to Paragraph 9(d), is equal to or exceeds the sum of (Y) the cumulative net realized gain immediately prior to such year and (Z) all net gains deemed to have been realized during such year on distributions in kind pursuant to Paragraph 9(d), then any adjusted net realized gain (to the extent of such excess, if any) or any adjusted net realized loss shall be allocated to and among the Partners' Capital Accounts in proportion to the balances in their respective Contributions Accounts at the end of such year and the balance of such adjusted net realized gain (if any) shall be allocated 80% to and among the Partners' Capital Accounts in proportion to the balances in their respective Contributions Accounts at the end of such year and 20% to the General Partner's Capital Account, and provided further that,

                                    (ii) if the sum of (A) the cumulative net
                           realized gain immediately prior to such year and (B) all net gains deemed to have been realized during such year on distributions in kind pursuant to Paragraph 9(d), is greater than the sum of (Y) the cumulative net realized loss immediately prior to such year and (Z) all net losses deemed to have been realized during such year on distributions in kind pursuant to Paragraph 9(d), then any adjusted net realized loss (to the extent of such excess) shall be allocated 80% to and among the Partners' Capital Accounts in proportion to the balances in their respective Contributions Accounts at the end of such year and 20% to the General Partner's Capital Account, and the balance of such adjusted net realized loss (if any) shall be allocated to and among the Partners' Capital Accounts in proportion to the balances in their respective Contributions Accounts at the end of such year.

         Except as provided in Paragraph 8(b), (d), (e) or (h), any net gain or loss deemed to have been realized on a distribution in kind pursuant to Paragraph 9(d) shall, at the time such distribution is made, be allocated to and among the Partners' Capital Accounts on the same basis as an equivalent amount of adjusted net realized gain or loss would be allocated for a hypothetical calendar year ending immediately prior to such distribution.

                  (b) Loss Allocation Limitations. Subject to the provisions of Paragraph 8(d), if the Capital Account of any Limited Partner would be reduced below zero as a result of the allocation to it of an adjusted net realized loss or a net loss deemed to have been realized on a distribution in kind pursuant to Paragraph 9(d) (collectively, a "Loss"), then such Loss shall first be allocated under Paragraph 8(a) until such Limited Partner's Capital Account is reduced to zero; the remaining portion of such Loss shall be allocated to the remaining Partners in accordance with Paragraph 8(a) until the Capital Account of each remaining Limited Partner is reduced to zero; and any remaining portion of such Loss shall be allocated to the General Partner. If there have been special allocations of Loss under this Paragraph 8(b), then adjusted net realized gain and gain deemed to have been realized on a distribution in kind pursuant to Paragraph 9(d) (together, a "Gain"), shall first be allocated among the Partners in reverse order to the extent necessary to reverse such special allocations.

                  (c) Certain Definitions. "Net realized gain or loss" for a calendar year means the sum of the Partnership's (A) net gain or loss from sale or exchange of capital assets, (B) income, gain, loss or expense (including Offering Expenses (as defined below) of the Partnership during such calendar year, but only that portion allocable to such year for tax accounting purposes pursuant to Paragraph 17(f)) not included in (A), including any income which is exempt from Federal income tax and including all expenses properly chargeable to the Partnership for such year (whether deductible or non-deductible and whether described in Section 705(a)(2)(B) of the Code, treated as so described pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), or otherwise), and (C) net gain or loss deemed to have been realized on a distribution in kind pursuant to Paragraph 9(d). Except as provided in clause (C) above, unrealized gain or loss shall not be taken into account for these purposes. "Adjusted net realized gain or loss" for a calendar year means the net realized gain or loss for such year excluding any net gain or loss deemed to have been realized on a distribution in kind pursuant to Paragraph 9(d). "Cumulative net realized gain" means the sum of all net realized gains from the inception of the Partnership through the end of the most recently completed calendar year (except as otherwise expressly provided in this Agreement), and "cumulative net realized loss" means the sum of all net realized losses from the inception of the Partnership through the end of the most recently completed calendar year (except as otherwise expressly provided in this Agreement).

For purposes of this Agreement, "Offering Expenses" shall mean collectively, any fees, costs and expenses, including without limitation legal, accounting and certain consulting fees, as well as out-of-pocket expenses, but excluding any placement or broker fees or expenses (collectively, "Offering Expenses"), incurred directly by the Partnership or reimbursed or reimbursable by the Partnership to the Management Company or the General Partner in connection with the organization of the Partnership or the offer and sale of interests in the Partnership to the Limited Partners.

                  (d) Tax Regulatory Provisions. The following provisions of this Paragraph 8(d) are included in order to comply with Federal income tax laws and regulations. In determining whether an allocation for a calendar year would cause any Limited Partner's Capital Account to become negative or would add to the deficit in such Limited Partner's existing negative Capital Account for purposes of the limitation contained in Paragraph 8(b) above, the following allocations and distributions shall be taken into account in determining such Limited Partner's Capital Account balance:

                                    (i) allocations of loss and deduction that,
                           as of the end of such year, reasonably are expected to be made to such Limited Partner pursuant to
                           Section 704(e)(2) of the Code (relating to allocations to a donee of a partnership interest),
                           Section 706(d) of the Code (relating to allocations required in the case of a shift in a partner's interest in a partnership during a taxable year) and Treasury Regulation Section 1.751-1(b)(2)(ii) (relating to shifts in partners' interests in the inventory and unrealized receivables of a partnership, as those terms are defined in Section 751 of the Code, attributable to distributions from a partnership); and

                                    (ii) distributions that, as of the end of
                           such year, reasonably are expected to be made to such Limited Partner to the extent they exceed offsetting increases to such Limited Partner's Capital Account that reasonably are expected to occur during (or prior to) the calendar year in which such distributions reasonably are expected to be made.

         If any Limited Partner receives an allocation or distribution described in the preceding sentence which is not reasonably expected to occur, but which causes or increases a negative balance in such Limited Partner's Capital Account, such Limited Partner shall be allocated items of Partnership income and gain in an amount and manner sufficient to eliminate such negative balance as quickly as possible. If any special allocation is made pursuant to the preceding sentence, subsequent allocations of loss, expenses or deductions shall be made to such Limited Partner so as to reverse the effect of such special allocation; provided, however, that no allocation of loss, expenses or deductions shall be made pursuant to this sentence which would cause such Limited Partner's Capital Account to become negative. The General Partner shall determine, in consultation with the Partnership's independent public accountants, whether any allocations or distributions described in this Paragraph 8(d) reasonably are expected to be made and the amount of any such allocations or distributions, and its determination shall be binding on all Partners. The provisions of this Paragraph 8(d) are intended to constitute a "qualified income offset" as defined in Treasury Regulation Section 1.704-1(b)(2)(ii)(d), and shall be so interpreted. All allocations with respect to any calendar year pursuant to Paragraph 8(b) and any offsetting allocations pursuant to this Paragraph 8(d) shall be made on an interim basis, subject to adjustment when tax allocations are made pursuant to Paragraph 8(f) at the end of the fiscal year.

                  (e) Changes in Partners' Interests. Notwithstanding the foregoing and subject to Paragraph 8(h), with respect to any calendar year during which any Partner's interest in the Partnership changes by reason of the admission of a Partner, the withdrawal of a Partner, non-pro-rata contributions of capital to the Partnership, or any other event described in Section 706(d)(1) of the Code and any regulations issued thereunder, allocations of Gain or Loss made pursuant to this Paragraph 8 shall be adjusted appropriately to take into account the varying interests of the Partners in the Partnership during such year. The General Partner shall consult with the Partnership's accountants or other advisers and shall select the method of making such adjustments, which method shall be used consistently thereafter.

                  (f) Tax Allocations. (i) For Federal, state and local income tax purposes, Partnership income, gain, loss, deduction or credit (or any item thereof) for each fiscal year shall be allocated to and among the Partners in order to reflect the allocation of adjusted net realized gain or loss pursuant to the provisions of this Paragraph 8 for such fiscal year, taking into account any variation between the adjusted tax basis and book value of Partnership property in accordance with the principles of Section 704(c) of the Code.

                  (ii) If any Partners are treated for Federal income tax purposes as realizing ordinary income because of receiving interests in the Partnership (whether under Section 83 of the Code or under any similar provision of any law, rule or regulation) and the Partnership is entitled to any offsetting deduction (net of any income realized by the Partnership as a result of such receipt), the Partnership's net deduction will be allocated to and among the Capital Accounts of such Partners in such manner as to offset, as nearly as possible, the ordinary income realized by such Partners.

                  (g) Tax Withholding. If the Partnership incurs a tax withholding obligation with respect to the share of Partnership income or gains allocated to any Partner: (i) any amount which is (A) actually withheld from a distribution that otherwise would have been made to such Partner and (B) paid over to the Internal Revenue Service or other taxing authority in satisfaction of such withholding obligation shall be treated under this Agreement for all purposes as if such amount had been distributed to such Partner; and (ii) to the extent that any amount paid over to the Internal Revenue Service or other taxing authority by the Partnership in satisfaction of such withholding obligation exceeds the amount, if any, actually withheld from a distribution that otherwise would have been made to such Partner, such excess shall be treated as an interest-free advance to such Partner. Amounts treated as advanced to any Partner pursuant to this

Paragraph 8(g) shall be repaid by such Partner to the Partnership, within 10 days after the General Partner gives notice to such Partner making demand therefor, which notice shall be given promptly after such advance is made. The Partnership shall collect any unpaid amounts from any Partnership distributions to such Partner (including distributions described in Paragraph 9(a)) that otherwise would be made to such Partner and any unpaid amounts that exceed anticipated distributions to such Partner shall be subtracted from such Partner's Capital Account.

                  (h) Adjustments to Allocations. If any additional subscriptions to the Partnership are accepted or any additional Limited Partners are admitted to the Partnership pursuant to Paragraph 6(c) or (d), the General Partner shall adjust the allocations of Gain or Loss otherwise provided for in this Paragraph 8 as necessary so that, after such adjustments have been made, each Partner (including any Partners admitted after the formation of the Partnership and any Partners whose subscriptions have been increased after the formation of the Partnership) shall have been allocated Partnership expenses equal in amount to the aggregate amount of Partnership expenses (including Offering Expenses and the Management Fee payable pursuant to the Management Agreement) such Partner would have been allocated if it had been admitted to the Partnership on the date of this Agreement with a subscription equal to that set forth in Schedule A after such schedule has been amended to reflect such Partner's admission or the increase in its subscription; provided, however, that allocations pursuant to this Paragraph 8(h) shall be limited to those permitted by Section 706 of the Code.

         9.       Distributions.

                  (a) Tax Distributions. During each fiscal year, or within 90 days thereafter, the Partnership shall distribute in cash (inclusive of any cash distributions made during such year pursuant to Paragraph 9(b) or (c)) to each Partner an amount equal to the aggregate United States Federal and state income tax liability attributable to items of income, gain, loss or deduction allocated to such Partner by the Partnership with respect to such year ("Hypothetical Tax Liability"), as determined in accordance with this Paragraph 9(a). Hypothetical Tax Liability shall be determined as if each Partner were a natural person resident in The Commonwealth of Massachusetts as follows:

                                    (i) The Hypothetical Tax Liability of each
                           Partner shall be computed based upon the items of income, gain, loss, deduction or credit allocated to such Partner by the Partnership with respect to the fiscal year, without taking into account any other items of income, gain, loss, deduction or credit, and, except as provided in Paragraph 9(a)(ii), without taking into account the standard deduction or any loss carryovers or exemptions; provided that, if the General Partner determines, after consulting with accountants to the Partnership, that the actual tax liability of one or more Partners resulting from participation in the Partnership is reasonably likely to exceed the Hypothetical Tax Liability as so computed as a result of (A) the phaseout of, or limitation on, the deductibility of expenses allocated to Partners, whether under Section 67 or
                           Section 68 of the Code or otherwise, (B) the application of the alternative minimum tax or similar taxes, or (C) for any other reason, then, at the election of the General Partner, appropriate adjustments shall be made in computing the Hypothetical Tax Liability of all Partners on an equivalent basis so as to insure that the Partners will receive distributions sufficient to satisfy the actual tax liability attributable to their participation in the Partnership;

                                    (ii) Hypothetical Tax Liability generally
                           shall be computed as if all allocations to such Partner of Partnership capital losses for prior fiscal years (to the extent not offset, to the maximum extent permitted under applicable law, against allocations to such Partner of Partnership capital gains for such prior fiscal years) had been carried forward by such Partner and applied to reduce, to the maximum extent permitted under applicable law, such Partner's tax liability with respect to Partnership capital gains allocated to such Partner in such fiscal year; and

                                    (iii) Hypothetical Tax Liability generally
                           shall be determined using the highest marginal rates of Federal and state income tax applicable to individuals for such fiscal year, or, if all or any portion of the Hypothetical Tax Liability is attributable to the alternative minimum tax, using such tax rates adjusted appropriately to reflect the highest rates applicable under the alternative minimum tax.

Notwithstanding the foregoing, such distribution may be reduced or not made with respect to any fiscal year if and to the extent authorized by the General Partner in its sole discretion. To assist Partners in paying estimated tax, in the sole discretion of the General Partner, amounts may be paid to them during a fiscal year as advances (and not as distributions) with respect to such year by using estimates of Hypothetical Tax Liability based upon results of the Partnership's operations for the year to date. To the extent that such advances during a fiscal year are equal to or less than the Hypothetical Tax Liability determined after the close of such year, they shall, at the time the tax distribution is or would be made to the Partners with respect to such year, be deemed to have been repaid to the Partnership and thereupon received by the Partners as a tax distribution with respect to such year. To the extent that such advances to any Partner during a fiscal year exceed its Hypothetical Tax Liability determined after the close of such year, they shall be repaid to the Partnership within 10 days after the General Partner gives notice to such Partner making demand therefor, which notice shall be given promptly after the amount of such excess advances has been determined. Amounts distributed within 90 days after the end of a fiscal year may, at the option and sole discretion of the General Partner, be deemed to have been made during such year rather than during the fiscal year in which the distribution is actually made, solely to the extent necessary to satisfy the requirements of this Paragraph 9(a) and solely for such purpose.

                  (b) Discretionary Distributions - in General. Subject to Paragraph 9(c) below, the Partnership may, at the discretion of the General Partner, distribute to the Partners at any time additional amounts in cash or in kind; provided, however, that approval of the Advisory Committee shall be required for distributions made other than in cash or "freely tradeable" securities (as defined in Paragraph 10(c)), unless such distributions are liquidating distributions made pursuant to Paragraph 12 or distributions to withdrawing ERISA Partners, Foreign Controlled Partners or Foundation Limited Partners made pursuant to Paragraphs 19, 20 and 21.

                  (c) Apportionment of Discretionary Distributions. If at any time the Limited Partners as a group have not recovered through distributions an amount equal to the sum of their Contributions Accounts, each distribution (or portion thereof), other than distributions made pursuant to Paragraph 9(a), 12, 19, 20 or 21, shall be made to and among the Partners in accordance with the following:

                                    (i) if, after such distribution (or portion
                           thereof) would be made in accordance with this clause
                           (i), the sum of the Capital Accounts of the Limited Partners would equal or exceed 120% of (A) the sum of the Contributions Accounts of the Limited Partners less (B) the aggregate distributions to the Limited Partners (the "120% Test"), then, (Y) in the case of a cash distribution, an amount equal to the aggregate Unreturned Capital Contributions (as defined below) of all Partners (or the entire amount of such cash if such amount is less than such Unreturned Capital Contributions) shall be distributed to and among the Partners in proportion to their respective Unreturned Capital Contributions at the time such distribution is made and the balance of such distribution (or portion thereof), if any, shall be made 80% to and among the Partners in proportion to their respective Contributions Accounts at the time such distribution is made and 20% to the General Partner, and (Z) in the case of a distribution in kind, an amount equal to the aggregate Unreturned Capital Contributions of all Partners (or the entire amount thereof if the fair market value (determined in accordance with Paragraph 10) of the property being distributed is less than such Unreturned Capital Contributions) shall be distributed to and among the Partners in proportion to their respective Unreturned Capital Contributions at the time such distribution is made and the balance of such distribution (or portion thereof), if any, shall be made 80% to and among the Partners in proportion to their respective Contributions Accounts at the time such distribution is made and 20% to the General Partner, and

                                    (ii) otherwise, such distribution (or
                           portion thereof) shall be made to and among the Partners in proportion to their respective Contributions Accounts at the time such distribution is made.

After and so long as the Limited Partners as a group have recovered through distributions an amount equal to the sum of their Contributions Accounts, each distribution (or portion thereof) pursuant to this Paragraph 9(c) shall be made to and among the Partners in proportion to their respective Capital Accounts at the time such distribution is made. Solely for purposes of the immediately preceding sentence and clause (i) of the first sentence of this Paragraph 9(c), the Capital Accounts of the Partners or the Limited Partners, as the case may be, shall mean their Capital Accounts computed in accordance with Paragraph 7, but treating each Investment Security owned by the Partnership as if, on the date as of which a computation pursuant to such immediately preceding sentence or such clause (i) of such first sentence is being made, such Investment Security had been sold at its fair market value (determined in accordance with

Paragraph 10) and any resulting adjusted net realized gain or loss had been allocated to the Partners' Capital Accounts in accordance with Paragraph 8. "Unreturned Capital Contribution" means, with respect to any Partner and at any time, an amount which, if distributed to such Partner at such time, would cause the aggregate amount of distributions made by the Partnership to such Partner (and such Partner's predecessors in interest) from the inception of the Partnership through such time to equal but not exceed that portion of such Partner's capital contributions that, at or prior to the time of determination, has been used by the Partnership (A) to acquire any Investment Securities that, as of such time, are Disposed Investments (as defined below) or (B) to pay any expenses properly borne by the Partnership, including Offering Expenses and other operating expenses, but only to the extent that such expenses are attributable to Investment Securities that, as of such time, are Disposed Investments. The aggregate amount of the Partnership's expenses from inception through any date of determination that have been paid with the Partners' capital contributions, shall be apportioned among all Investment Securities (and shall be deemed to be attributable to such Investment Securities) in proportion to the relative cost of the Investment Securities then held by the Partnership. In no event shall the Limited Partners' aggregate Unreturned Capital Contributions exceed the aggregate balances in their Contributions Accounts at such time reduced (but not below zero) by the aggregate distributions previously distributed to them by the Partnership. "Disposed Investments" means, as of the date of determination, all Investment Securities that have been sold, distributed to the Partners, written off as worthless securities, or otherwise disposed of, in whole or in part, to the extent so distributed or disposed of at or prior to the date of determination; provided, however, that any exchange of any securities of a Partnership Portfolio Company for securities or other property (other than cash or cash equivalents) shall not constitute a disposition of the original securities. Notwithstanding anything to the contrary set forth in this Paragraph 9(c), the General Partner, in its discretion, may make in accordance with clause (ii) of the first sentence of this Paragraph 9(c) all or any portion of any distribution which is permitted to be made pursuant to clause (i) of such sentence.

                  (d) Distributions in Kind. Any distribution in kind shall be deemed to have been sold by the Partnership at its fair market value as of the date of distribution, and any net gain or loss deemed to have been realized by the Partnership shall be included in net realized gain or loss for purposes of Paragraph 8(c). The valuation of distributions in kind shall be made in the manner provided in Paragraph 10, except that in the case of distributions of "freely tradeable" securities, the valuation thereof shall be determined by taking an average of the prices therefor (as determined in accordance with Paragraph 10) for the five trading days including and immediately preceding the date of distribution, and for the relevant provisions of this Agreement, the fair market value as of the date of distribution shall mean such average price. To the extent feasible, a distribution in kind of any asset shall be distributed among the Partners in proportion to their respective shares of the proposed distribution. For purposes of the preceding sentence, each lot of stock or other securities having a separately identifiable tax basis or holding period shall be treated as a separate asset.

                  (e) Limitations on Distributions. Anything in this
Paragraph 9 to the contrary notwithstanding, (i) no distribution shall be made to any Partner if and to the extent that such distribution would not be permitted to be made to such Partner under Section 17-607(a) of the Delaware Act, (ii) if an ERISA Partner or Deemed ERISA Partner notifies the Partnership in writing that the receipt by such ERISA Partner or Deemed ERISA Partner of securities in such distribution would create a material likelihood of a material violation of ERISA by such ERISA Partner or Deemed ERISA Partner, then the Partnership shall use all reasonable efforts to arrange for the sale of such securities on behalf of and for the account of such ERISA Partner or Deemed ERISA Partner, as the case may be, and if such sale cannot be arranged after all reasonable efforts by the Partnership, then the Partnership shall use all reasonable efforts to distribute instead to such ERISA Partner or Deemed ERISA Partner an amount of cash and/or securities of substantially equal value that will not create such a material likelihood of a material violation of ERISA (an "Alternative ERISA Distribution"), provided that such Alternative ERISA Distribution shall not be made unless it has been approved in advance by the Advisory

Committee, (iii) if a Bank Limited Partner (as such term is defined in Paragraph 22(f)) notifies the Partnership in writing that the receipt by such Bank Limited Partner of securities in such distribution would create a material likelihood of a material violation of Federal Banking Laws (as such term is defined in Paragraph 22(f)) by such Bank Limited Partner, then the Partnership shall use all reasonable efforts to arrange for the sale of such securities on behalf of and for the account of such Bank Limited Partner, and if such sale cannot be arranged after all reasonable efforts by the Partnership, then the Partnership shall use all reasonable efforts to distribute instead to such Bank Limited Partner an amount of cash and/or securities of substantially equal value that will not create such a material likelihood of a material violation of the Federal Banking Laws (an "Alternative Bank Distribution"), provided that such Alternative Bank Distribution shall not be made unless it has been approved in advance by the Advisory Committee, and (iv) if a Foundation Limited Partner is to receive securities in a distribution in excess of such Foundation Limited Partner's pro rata share of such distribution and such Foundation Limited Partner notifies the Partnership in writing that the receipt by such Foundation Limited Partner of such securities would result in the imposition of excise taxes upon such Foundation Limited Partner pursuant to Section 4943 of the Code, then the Partnership shall use all reasonable efforts to arrange for the sale of such securities which such Foundation Limited Partner is unable to receive without triggering such excise taxes (the "Excess Securities") on behalf of and for the account of such Foundation Limited Partner, and if such sale cannot be arranged after all reasonable efforts by the Partnership, then the Partnership shall use all reasonable efforts to distribute to such Foundation Limited Partner, instead of the Excess Securities, an amount of cash and/or securities of substantially equal value that will not result in the imposition of such excise taxes (an "Alternative Foundation Limited Partner Distribution"), provided that such Alternative Foundation Limited Partner Distribution shall not be made unless it has been approved in advance by the Advisory Committee. Any distribution that is not made to a Partner pursuant to clause (i) of the preceding sentence shall be deferred and thereafter made to such

Partner at the time or times and to the extent that such distribution may be made without violating the provisions of such clause (i).

         10.      Valuation of Partnership Assets.

                  (a) Valuations by General Partner. Whenever valuation of Partnership assets is required by this Agreement, the General Partner shall determine the fair market value thereof in good faith, subject to approval by the Advisory Committee of valuations of Investment Securities owned by the Partnership.

                  (b) Fair Market Value. In general, but subject to the requirements of Paragraph 10(a) and Paragraph 9(d), for the purpose of determining the fair market value of any security owned by the Partnership which is freely tradeable, the "last reported" trade price or sale price of such security on any trading day shall be deemed to be: (i) for securities traded primarily on the New York Stock Exchange, the American Stock Exchange or Nasdaq, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., New York time, on that day; and (ii) for securities listed or traded on other exchanges, markets and systems, the market price as of the end of the "regular hours" trading period that is generally accepted as such for such exchange, market or system. Notwithstanding the foregoing, if after the date of this Agreement, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value shall be determined as of such other generally accepted benchmark times. The determination of the fair market value of all other assets of the Partnership shall be based upon all relevant factors, including, without limitation, such of the following factors as may be relevant: current financial position and current and historical operating results of the issuer; sales prices of recent public or private transactions in the same or similar securities, including transactions on any securities exchange on which such securities are listed or in the over-the-counter market; general level of interest rates; recent trading volume of the security; restrictions on transfer, including the Partnership's right, if any, to require registration of its securities by the issuer under the securities laws; significant recent events affecting the issuer, including pending mergers, acquisitions and sales of securities; the price paid by the Partnership to acquire the asset; the percentage of the issuer's outstanding securities that is owned by the Partnership; and all other factors affecting value. In making any such determination of the fair market value of the assets of the Partnership, no allowance of any kind shall be made for good will or the name of the Partnership, the Partnership's office records, files and statistical data, or any other intangible assets of the Partnership.

                  (c) Freely Tradeable Securities. For purposes of this Agreement a security shall be deemed to be "freely tradeable" if (i) the Partnership's entire holding of such security can be immediately sold by the Partnership to the general public without the necessity of any Federal, state or local government consent, approval or filing (other than any notice filings of the type required pursuant to Rule 144(h) under the Securities Act of 1933, as amended (the "Securities Act")) or any consent, approval or release of any other person, and (ii) such security is either listed on a national securities exchange or carried on Nasdaq and market quotations are readily available therefor. Notwithstanding the foregoing, in the case of a distribution of securities to the Partners, a security shall be deemed to be "freely tradeable" if the entire portion of such distribution made to the Limited Partners can be immediately sold by them under the terms provided for in clause (i) of the preceding sentence and the condition provided for in clause (ii) of the preceding sentence is satisfied, assuming for purposes of this sentence that no Limited Partner is an affiliate of the issuer of such security.

                  (d) Disputed Valuations. If the General Partner determines a valuation for Investment Securities held by the Partnership which is not approved by the Advisory Committee, and if the Advisory Committee does not, within 60 days following the submission by the General Partner of its initial valuation, approve any subsequent valuation submitted by the General Partner, such valuation shall be determined by an independent chartered financial analyst selected by the General Partner and approved by the Advisory Committee, whose determination shall be binding upon all Partners.

         11.      Term of Partnership; Dissolution.

                  (a) Term of Partnership. The Partnership shall continue until December 31, 2011, unless sooner dissolved as provided in Paragraph 11(b) by operation of law.

                  (b) Dissolution. The Partnership shall be dissolved in the event of the occurrence with respect to the General Partner of any of the events stated in Section 17-402(a)(4), (5) or (8) of the Delaware Act.

         12.      Liquidation of Partnership Interests.

                  (a) General Provisions. At dissolution, the Partnership shall be liquidated in an orderly manner. The General Partner shall be the liquidator to wind up the affairs of the Partnership pursuant to this Agreement, provided that if there shall be no General Partner, the Advisory Committee may appoint one or more liquidators to act as the liquidators in carrying out such liquidation. Any such liquidator, other than the General Partner, shall be a "liquidating trustee" within the meaning of Section 17-101(9) of the Delaware Act.

                  (b) Liquidation Distributions. The liquidators shall pay or provide for the Partnership's liabilities and obligations to creditors including Partners who are creditors. Any gain or loss incurred in connection with the liquidation of the Partnership shall be allocated to and among the Partners in the manner provided in Paragraph 8 and the remaining assets shall then be distributed among the Partners in cash or in kind in proportion to the positive balances in their respective Capital Accounts (after allocating in the manner provided in Paragraph 8 any net gain or loss deemed to have been realized in connection with a distribution in kind), provided that the liquidators shall not need the approval of the Advisory Committee in connection therewith and provided that, (i) if an ERISA Partner or Deemed ERISA Partner notifies the Partnership in writing that the receipt by such ERISA Partner or Deemed ERISA Partner of a distribution in kind pursuant to this sentence would create a material likelihood of a material violation of ERISA by such ERISA Partner or Deemed ERISA Partner, then the Partnership shall use all reasonable efforts to arrange for the sale of the securities otherwise to be distributed to such ERISA Partner or Deemed ERISA Partner on behalf of and for the account of such ERISA

Partner or Deemed ERISA Partner, as the case may be, and if such sale for the account of such ERISA Partner or Deemed ERISA Partner cannot be arranged after all reasonable efforts by the Partnership, then the Partnership shall instead use all reasonable efforts to make an Alternative ERISA Distribution to such ERISA Partner or Deemed ERISA Partner, (ii) if a Bank Limited Partner notifies the Partnership in writing that the receipt by such Bank Limited Partner of a distribution in kind pursuant to this sentence would create a material likelihood of a material violation of Federal Banking Laws by such Bank Limited Partner, then the Partnership shall use all reasonable efforts to arrange for the sale of the securities otherwise to be distributed to such Bank Limited Partner on behalf of and for the account of such Bank Limited Partner, and if such sale for the account of such Bank Limited Partner cannot be arranged after all reasonable efforts by the Partnership, then the Partnership shall instead use all reasonable efforts to make an Alternative Bank Distribution to such Bank Limited Partner, and (iii) if a Foundation Limited Partner is to receive a distribution of securities of any Partnership Portfolio Company pursuant to this sentence in an amount which is in excess of such Foundation Limited Partner's pro rata interest in liquidating distributions and such Foundation Limited Partner notifies the Partnership in writing that receipt by such Foundation Limited Partner of such securities would result in the imposition of excise taxes upon such Foundation Limited Partner pursuant to Section 4943 of the Code, then the Partnership shall use all reasonable efforts to arrange for the sale of the Excess Securities on behalf of and for the account of such Foundation Limited Partner and, if such sale cannot be arranged after all reasonable efforts by the Partnership, then the Partnership shall instead use all reasonable efforts to make an Alternative Foundation Limited Partner Distribution to such Foundation Limited Partner. In performing their duties, the liquidators are authorized to sell, exchange or otherwise dispose of the assets of the Partnership in such reasonable manner as the liquidators shall determine to be in the best interest of the Partners.

         (c) Expenses of Liquidators. The expenses incurred by the liquidators in connection with winding up the Partnership, all other losses or liabilities of the Partnership incurred in accordance with the terms of this Agreement and reasonable compensation for the services of the liquidators (which, if the liquidator is the General Partner, shall be paid only if the Management Agreement is no longer in effect and the General Partner is not receiving fees pursuant to Paragraph 3(e)(i)), shall be borne by the Partnership. Subject to the terms of the Management Agreement and provided such Management Agreement shall not have been terminated, the Management Fee payable to the Management Company shall be continued until the liquidation is completed to permit the Management Company to assist in the liquidation. The liquidators shall make final liquidating distributions from the Partnership before the later of (i) the end of the Partnership's taxable year in which the date of the liquidation of the Partnership occurs, or (ii) 90 days after the date of the liquidation of the Partnership. For this purpose, (x) the date of the liquidation of the Partnership shall mean the date on which the Partnership has ceased to be a going concern; and (y) the Partnership shall not be deemed to have ceased to be a going concern until it has sold, distributed or otherwise disposed of all of its investments in Partnership Portfolio Companies.

         (d) Standard of Care. No liquidator or any of its affiliates shall incur liability to the Partnership or to any Partner for any loss suffered by the Partnership or any Partner which arises out of any action or inaction on the part of such liquidator or any of its affiliates, provided that in any such case
(i) such liquidator's or such affiliate's course of conduct was in good faith and reasonably believed by such liquidator or such affiliate to be in or not opposed to the best interests of the Partnership and (ii) such course of conduct did not constitute fraud, gross negligence or willful misconduct on the part of such liquidator or such affiliate.

         (e) General Partner's Return Obligation. The General Partner shall not be personally liable for the return of capital contributions of any Partners, and no Partner shall be obligated to restore to the Partnership the amount of any negative Capital Account, except that the General Partner shall upon completion of liquidation of the Partnership be liable for the payment to the Partnership in cash for the sole benefit of the Limited Partners of the amount (if any) by which the General Partner's Capital Account is less than zero. Any such payment shall be made before the later of (x) the end of the Partnership's taxable year in which the date of the liquidation of the Partnership occurs, or (y) 90 days after the date of the liquidation of the Partnership. For this purpose (i) the date of the liquidation of the Partnership shall be the date on which the Partnership has ceased to be a going concern; and (ii) the Partnership shall not be deemed to have ceased to be a going concern until it has sold, distributed or otherwise disposed of all of its investments in Partnership Portfolio Companies. Amounts returned by the General Partner to the Partnership shall be distributed to the Limited Partners in accordance with the positive balances in their respective Capital Accounts. Notwithstanding anything in this Agreement or under applicable law to the contrary, the liability of each partner of the General Partner to the Partnership and the Limited Partners under this Paragraph 12(e) shall be limited to an amount equal to such partner's proportionate share (based on such partner's pro rata share of distributions made by the General Partner to its partners) of the amounts, if any, required to be repaid to the Partnership by the General Partner pursuant to this Paragraph 12(e).

         (f) Post-Dissolution Investments. Anything to the contrary in this Paragraph 12 notwithstanding, the liquidators may, subject to Paragraph 3, at any time or times after dissolution, make additional investments on behalf of the Partnership in entities which were Partnership Portfolio Companies at the date of dissolution (including any direct or indirect parents or subsidiaries and any successors to such entities), if the liquidators believe that such additional investments are in the best interests of the Partners.

     13. Limitation on Assignability of Interests of Limited Partners. The prior written consent of the General Partner, in its sole and absolute discretion, shall be required for the assignment, pledge, mortgage, hypothecation, sale or other disposition or encumbrance (a "Transfer") by any Limited Partner of all or any part of its interest in the Partnership to any person or entity other than
(i) an affiliate of such Limited Partner, including any partner of such Limited Partner, provided such Transfer does not result in an increase in the total number of Limited Partners and that such Transfer is not made to an entity with more than one beneficial owner which was formed for the primary purpose of holding such interest, (ii) in the case of a limited partnership interest in the Partnership which is held in trust or by a nominee of a trust,

(A) a successor trustee to the trustee of such trust or (B) the trustee of a trust which is a successor of such trust, or (iii) in the case of a Limited Partner which is an employee benefit plan, a successor fiduciary to the fiduciary of such employee benefit plan. Additionally, any Transfer shall be made only upon receipt by the Partnership of a written opinion of counsel for the Partnership or of other counsel reasonably satisfactory to the Partnership (which opinion shall be obtained at the expense of the transferor) that such Transfer will not result in (A) the Partnership, the General Partner or the Management Company being subjected to any additional regulatory requirements or restrictions (including those of the Investment Company Act and the Advisers
Act), (B) a violation of applicable law or regulation or this Agreement, (C) the Partnership becoming taxable as a corporation, (D) the Partnership being deemed terminated pursuant to Section 708 of the Code, or (E) the Partnership becoming a "publicly traded partnership" within the meaning of Section 7704(b) of the Code, provided, however, that the requirement for such written opinion of counsel may be waived on a case-by-case basis by the General Partner in its sole and absolute discretion, and provided further that a written opinion of counsel shall not be required in the case of a proposed Transfer referred to in clause
(ii)(A) or (iii) of this paragraph. Notwithstanding the foregoing, a Transfer may be made without the Partnership having received an opinion to the effect described in clause (D) of the preceding sentence if the General Partner, after consultation with the Partnership's tax advisors, concludes that such termination would not have a material adverse effect (including cost of compliance) on the Partnership or any Partner.

     Except in accordance with the provisions of this Paragraph 13, each Limited Partner agrees with all other Partners that it will not make any Transfer of all or any part of its interest in the Partnership. Without the aforesaid consent of the General Partner (except as to those transferees listed in clauses (i), (ii) and (iii) of the preceding paragraph) and the aforesaid written opinion of counsel (except if the need for such opinion of counsel is not required or has been waived by the General Partner and except in the case of a transferee listed in clause (ii)(A) or (iii) of the preceding paragraph), no transferee of a Partnership interest shall be admitted as a substituted Limited Partner. Any transferee of a Partnership interest transferred in accordance with the provisions of this Paragraph 13 (other than a transferee listed in clause
(ii)(A) or (iii) of the preceding paragraph) shall be admitted as a substituted Limited Partner upon the date specified therefor in an amendment to this Agreement providing for such admission, which amendment shall be executed by the General Partner, the transferor of the Partnership interest transferred in accordance with the provisions of this Paragraph 13 and the transferee of such interest. Any transferee of a Partnership interest transferred in accordance with the provisions of this Paragraph 13 that is listed in clause (ii)(A) or
(iii) of the preceding paragraph shall be admitted as a substituted Limited Partner upon the receipt by the Partnership of written notice of the Transfer, which notice shall include the name, address and tax identification number of such transferee and shall be executed by the transferor Limited Partner and such transferee, provided that if such notice shall specify that the Transfer is to become effective at a later date, such transferee shall be admitted as a substituted Limited Partner upon the effective date of the Transfer, and the General Partner may unilaterally amend this Agreement to reflect the Transfer and the admission of such transferee. Upon admission to the Partnership, a transferee shall succeed to the rights and liabilities of the transferor Partner and the Contributions Account and Capital Account of the transferor shall become the Contributions Account and Capital Account of the transferee.

     Each Partner, by its execution of this Agreement, agrees and consents to the admission of any substituted Limited Partner pursuant to the terms of this Paragraph 13. Any transferee of a Partnership interest shall execute such other documents as the General Partner may reasonably request to effectuate such Transfer (including but not limited to information as to whether such transferee is an ERISA Partner, Deemed ERISA Partner, Bank Limited Partner, Foreign Controlled Partner or Foundation Limited Partner) and shall, by its admission as a substituted Limited Partner, be subject to all of the terms of this Agreement and be deemed to have executed a power-of-attorney as provided in Paragraph 22. Any attempted Transfer of a Limited Partner's interest without compliance with this Agreement shall be void. In the event of any Transfer which shall result in multiple ownership of any Limited Partner's interest in the

Partnership, the General Partner may require one or more trustees or nominees to be designated as representing a portion of or the entire interest transferred for the purpose of receiving all notices which may be given, and all payments which may be made, under this Agreement and for the purpose of exercising all rights which the transferor as a Limited Partner has pursuant to the provisions of this Agreement. Every Transfer shall be subject to all of the terms, conditions, restrictions and obligations of this Agreement.

     The General Partner (i) shall not cause or permit any offering of Partnership interests to be registered under the Securities Act, (ii) shall not cause or permit interests in the Partnership to become "traded on an established securities market," and (iii) shall withhold its consent to, and shall not recognize, any Transfer of a "partnership interest" (or portion thereof) in the Partnership (Y) that, to the General Partner's knowledge after reasonable inquiry, would otherwise be accomplished by a trade on a "secondary market or the substantial equivalent thereof," in each case within the meaning of Section 7704 of the Code and any regulations promulgated thereunder that are in effect at the time of the proposed Transfer, or (Z) if and to the extent that such Transfer, if made, would cause the Partnership to fail to satisfy a "safe harbor" which it satisfied immediately prior to such Transfer, unless the General Partner determines that such Transfer would not otherwise cause the Partnership to be treated as a publicly traded partnership under Section 7704 of the Code; for the purpose of the preceding clause, a "safe harbor" shall mean
(1) the safe harbor for "transfers not involving trading" pursuant to Treasury Regulation Section 1.7704-1(e); (2) the safe harbor for "private placements" set forth in Treasury Regulation Section 1.7704-1(h); or (3) the "lack of actual trading" safe harbor set forth in Treasury Regulation Section 1.7704-1(j).

     The transferor and transferee shall provide the General Partner, in connection with any proposed Transfer, with written representations to the effect that: (i) the proposed Transfer will not be effected on or through (A) a United States national, regional or local securities exchange, (B) a foreign securities exchange or (C) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, the Nasdaq National Market or Small-Cap Market); and (ii) such person is not, and its proposed Transfer or acquisition (as the case may be) will not be made by, through or on behalf of, (D) a person, such as a broker or a dealer, making a market in interests in the Partnership, or (E) a person who makes available to the public bid or offer quotes with respect to interests in the Partnership. Each transferor and transferee shall provide such additional written representations as the General Partner reasonably may request. The General Partner and counsel to the Partnership shall be permitted to rely upon any representations made by each transferor and each transferee pursuant to this Paragraph 13, and on written representations from other Partners made prior to or contemporaneously with any Transfer in connection therewith. The General Partner, in its sole discretion, may waive its right to obtain any representations otherwise required by this Paragraph 13.

         Notwithstanding anything to the contrary contained in this Paragraph 13, no Transfer of a Limited Partner's interest may be made to any person or entity if, by reason of such Transfer, any of the assets of the Partnership would be deemed under ERISA to constitute "plan assets" of any ERISA Partner.

     14. Limitation on Assignability of Interest of General Partner. The General Partner shall not assign, pledge, mortgage, hypothecate, sell or otherwise dispose of or encumber all or any part of its General Partnership interest. Any attempted transfer of the General Partner's interest shall be void.

     15. Withdrawal of Partnership. Except as otherwise provided in Paragraphs 19, 20 and 21, no Partner shall have the right to withdraw its capital or profits from the Partnership.

     16. Indemnification. The General Partner, the Tax Matters Partner (as defined in Paragraph 22(j)), the Management Company, RSA, each member of the investment committee of the Management Company, each partner, stockholder, director, officer, employee, agent, representative or controlling person of the General Partner, the Management Company or RSA, each member of a Partnership committee or board (including, without limitation, members of the Advisory Committee), each Limited Partner with which a member of the Advisory Committee is associated, and each liquidator for the Partnership (herein referred to collectively as "Indemnified Parties" and singly as an "Indemnified Party") shall be indemnified by the Partnership (to the extent such party is not indemnified by any other organization) against any loss, judgment, liability, expense and/or amount paid in settlement of any claim incurred by or imposed upon him in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency), to which he may be made a party or otherwise involved or with which he shall be threatened, by reason of his being the General Partner, the Tax Matters Partner, the Management Company, RSA, a member of the investment committee of the Management Company, a partner, stockholder, director, officer, employee, agent, representative or controlling person of the General Partner, the Management Company or RSA, a member of a Partnership committee or board, a Limited Partner with which a member of the Advisory Committee is associated, a liquidator for the Partnership, or a director, officer, employee, agent, representative or controlling person of any organization in which the Partnership owns or owned an interest or of which the Partnership is or was a creditor, which organization he serves or has served as a director, officer, employee, agent, representative or controlling person at the request of the Partnership (whether or not he continues to be the General Partner, the Tax Matters Partner, the Management Company, RSA, a member of the investment committee of the Management Company, a partner, stockholder, director, officer, employee, agent, representative or controlling person of the General Partner, the Management Company or RSA, committee or board member, a Limited Partner with which a member of the Advisory Committee is associated, liquidator, or director, officer, employee, agent, representative or controlling person of such organization at the time such action, suit or proceeding is brought or threatened), provided that the action, suit or proceeding related directly or indirectly to the affairs of the Partnership, and provided that the Indemnified Party (or, in the case of a Limited Partner with which a current or former member of the Advisory Committee is or was associated, such member of the Advisory Committee) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Partnership, and except to the extent any such loss, judgment, liability, expense and/or amount paid in settlement of any claim was the result of fraud, willful misconduct or gross negligence on the part of the Indemnified Party (or, in the case of a Limited Partner with which a current or former member of the Advisory Committee is or was associated, on the part of such member of the Advisory Committee). The foregoing right of indemnification shall be in addition to any rights to which the Indemnified Party may otherwise be entitled and shall inure to the benefit of the executors, administrators, personal representatives, successors or assigns of each such Indemnified Party. The Partnership may pay the expenses incurred by the Indemnified Party in defending any action, suit or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by such Indemnified Party to repay such payment if he shall be determined not to be entitled to indemnification therefor as provided herein.

     17. Fiscal Year; Records and Reports; Accounting Method; Offering Expenses; Principal Office.

         (a) Fiscal Year. Except as may otherwise be required by the Code, the fiscal year and the taxable year of the Partnership shall each be the calendar year.

         (b) Partnership Records. At all times the General Partner shall cause to be kept proper and complete books of account, in which shall be entered fully and accurately the transactions of the Partnership. Such books of account, together with an executed copy of this Agreement and the Certificate of Limited Partnership, shall at all times be maintained at the principal office of the Partnership, and shall be open to inspection by the Partners or their duly authorized representatives. At any time while the Partnership continues and until its affairs have been wound up (but only during reasonable business hours), each Partner (or the designee thereof) may fully examine and audit the Partnership's books, records, accounts and assets, including bank balances, and may make, or cause to be made, any examination or audit at such Partner's expense. Each of the Limited Partners (or the designee thereof) may, during normal business hours, examine, or request that the General Partner furnish, such information as is reasonably necessary or appropriate to enable the requesting Partner (or the designee thereof) to review the results of operations, or to evaluate the status of the investments, of the Partnership. Notwithstanding the foregoing, the General Partner shall have the right to keep confidential from the Limited Partners certain information, to the extent permitted under Section 17-305(b) of the Delaware Act, except to the extent such information is required by any ERISA Partner or Deemed ERISA Partner to determine its compliance with the provisions of ERISA, provided that such ERISA Partner or Deemed ERISA Partner agrees in writing to keep such information confidential except as otherwise required by law.

         (c) Annual Financial Statements. The General Partner shall transmit to each Partner within 90 days or as soon thereafter as practicable after the close of each fiscal year the financial statements of the Partnership for such fiscal year. Such financial statements shall include statements of assets and liabilities, net assets represented by Partners' capital, operations, changes in net assets, cash flows and changes in each Partner's capital, and shall be audited by a nationally recognized firm of independent public accountants. The General Partner shall also transmit to each Partner within 90 days or as soon thereafter as practicable after the close of each fiscal year a report indicating such Partner's share of all items of income, gain, loss or deduction of the Partnership for such year for Federal income tax purposes and such additional information with respect to the Partnership as he may reasonably request to enable him to complete any tax return or report he is required to file or otherwise to comply with applicable law, provided that, in the case of such additional information, the Partnership is able to obtain such information without unreasonable effort or expense. For information purposes, the General Partner shall transmit to each Partner within 90 days or as soon thereafter as practicable after the close of each fiscal year, (i) a list of the Partnership's investments, valued at fair market value as determined in accordance with Paragraph 10, as of the end of such fiscal year, and (ii) a brief narrative report as to status and operations of the Partnership and its Partnership Portfolio Companies as of the end of such fiscal year.

         (d) Quarterly Financial Statements. The General Partner shall furnish to each Partner within 45 days or as soon thereafter as practicable after the end of each of the first three quarters of each fiscal year of the Partnership, (i) an unaudited list of the Partnership's investments as of the end of such quarter, (ii) unaudited statements of assets and liabilities of the Partnership and net assets represented by Partners' capital as of the end of such quarter and (iii) unaudited statements of operations and changes in each Partner's capital for the period from the beginning of such fiscal year through the quarter then ended.

         (e) Independent Public Accountants. The Partnership's independent public accountants shall be such nationally recognized independent public accounting firm in the United States that is selected from time to time by the General Partner.

         (f) Offering Expenses. All Offering Expenses of the Partnership shall be amortized over a 60-month period for tax purposes.

         (g) Principal Office. The principal office of the Partnership shall be located at the address for the General Partner, as provided in Schedule A. The General Partner may change the location of the principal office of the Partnership at any time, upon written notice to the Limited Partners indicating the new location of such principal office.

         (h) Section 1045 Elections. Each Limited Partner agrees, with respect to its limited partnership interest, that it will not require the Partnership to elect, and that the Partnership shall not be required to elect, the application of Section 1045 of the Code (dealing with rollovers of "qualified small business stock" as defined in Section 1202 of the Code) or corresponding provisions of any state income tax law for sales of such stock. Each Limited Partner further agrees that, without the prior written consent of the General Partner, it will not make any such election referred to in the previous sentence with respect to its limited partnership interest if such election would impose on the Partnership any obligation, including, but not limited to, any obligation associated with furnishing information or making filings, reports or returns. In addition, each Limited Partner agrees that the Partnership shall not be required to comply with any tax reporting or accounting requirements (including those relating to the adjustment of the tax basis of any asset of the Partnership or the interest in the Partnership of any Partners) that may be imposed under
Section 1045 of the Code, and shall not be required to provide any information required in order for a Limited Partner to comply with or elect the application of Section 1045 of the Code, in each case, with respect to rollovers of qualified small business stock by the Partnership or by or on behalf of any Partner.

         (i) Annual Meeting. The General Partner shall cause the Partnership to hold, at such time and place as the General Partner shall determine, an annual meeting of its Partners to provide the Partners with an opportunity to discuss the Partnership's investment activities and Partnership Portfolio Companies.

     18. Amendment. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement may be waived, modified or amended only with the written consent of the General Partner and at least 75% in interest of the Limited Partners. No amendment shall, however, (i) increase the Subscription of any Partner under this Agreement without the written consent of such Partner,
(ii) dilute the relative interest of any Partner in the allocation of profits or capital of the Partnership or the allocation of distributions of profits or capital without the written consent of such Partner (except such dilution as may result from additional subscriptions from the Partners or the admission of new Limited Partners pursuant to the terms of this Agreement), (iii) alter or waive the terms of Paragraph 3(j)(i) without the written consent of a majority in interest of the Limited Partners exempt from income taxation pursuant to Section 501 of the Code, (iv) alter or waive the terms of (A) Paragraph 3(j)(ii), (B) Paragraph 3(j)(iv), (C) Paragraph 6(f)(i), (D) the ERISA-related provisions of Paragraph 9(b), (E) Paragraph 9(e)(ii), (F) Paragraph 12(b)(i), (G) the ERISA-related provisions of Paragraph 13, (H) the last sentence of Paragraph 17(b), (I) Paragraph 19 (other than the second and third sentences thereof) or
(J) the ERISA-related provisions of Paragraph 6(b) without the written consent of a majority in interest of the ERISA Partners and Deemed ERISA Partners taken together (no Partner being counted for this purpose as both an ERISA Partner and a Deemed ERISA Partner), (v) alter or waive the terms of (A) the fourth sentence of the second paragraph of Paragraph 6(b) or (B) the third sentence of Paragraph 19 without the written consent of each Deemed ERISA Partner affected thereby,
(vi) alter or waive the terms of (A) Paragraph 9(e)(iii), (B) Paragraph 12(b)(ii) or (C) the second and third paragraphs of Paragraph 22(f) without the written consent of a majority in interest of the Bank Limited Partners, (vii) alter or waive the terms of Paragraphs 3(j)(iii), 3(j)(v), 3(j)(vii) or 20 without the written consent of a majority in interest of the Foreign Controlled Partners, (viii) alter or waive the terms of (A) Paragraph 3(j)(vi), (B) Paragraph 9(e)(iv), (C) Paragraph 12(b)(iii) or (D) Paragraph 21 without the written consent of a majority in interest of the Foundation Limited Partners or (ix) alter or waive the terms of (A) the last sentence of the second paragraph of Paragraph 6(b) or
(B) this Paragraph 18 without the written consent of each Partner. The General Partner shall promptly furnish copies of any amendments to this Agreement to all Partners.

     19. ERISA Withdrawal. Notwithstanding any provision in this Agreement to the contrary, and in addition to the right of a Limited Partner pursuant to Paragraph 6(b) not to pay a portion of such Partner's capital contributions under certain circumstances, any Limited Partner which is (a) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, and subject to the provisions of Part 4 of Title I of ERISA, (b) a plan as defined in Section 4975(e)(1) of the Code, to which the provisions of Section 4975 are applicable or (c) any other entity, any of the assets of which constitute "plan assets" of a plan described in (a) or (b) above, within the meaning of the Plan Asset Regulations (each such Limited Partner being referred to herein as an "ERISA Partner") may elect, upon written notice of such election to the General Partner, to withdraw from the Partnership, or upon written demand by the General Partner shall withdraw from the Partnership, at the time and in the manner hereinafter provided, if either such ERISA Partner or the General Partner shall obtain and deliver to the other an opinion of counsel (which counsel shall be reasonably acceptable to both such ERISA Partner and the General Partner) to the effect that there is a material likelihood that (i) such ERISA Partner (or any employee benefit plan subject to ERISA that is an investor, directly or indirectly, in such ERISA Partner) or the Partnership, as a result of a change in law occurring after the date of such ERISA Partner's admission to the Partnership, would be in material violation of ERISA if such ERISA Partner were to continue as a Limited Partner of the Partnership, or (ii) all or any portion of the assets of the Partnership would constitute "plan assets" of such ERISA Partner for the purposes of ERISA, and would be subject to the provisions of ERISA to substantially the same extent as if owned directly by the ERISA Partner. For the purposes of this Agreement, a "Deemed ERISA Partner" shall mean each Limited Partner that is a "governmental plan" within the meaning of Section 3(32) of ERISA. In the case of a Deemed ERISA Partner, such Deemed ERISA Partner shall be treated as if it were an ERISA Partner and the requirements of the first sentence of this Paragraph 19 shall be deemed to have been complied with if the aforesaid opinion of counsel is to the effect that (x) if such Deemed ERISA Partner were subject to, or chose to comply with, ERISA (whether or not such is the case), then the situation set forth in clause (i) or (ii) above would occur or (y) such Deemed ERISA Partner would be in material violation of applicable state law if such Deemed ERISA Partner were to continue as a Limited Partner of the Partnership. In the event of the issuance and delivery of such opinion of counsel, the General Partner shall promptly provide to each Partner a copy thereof, together with a copy of the written notice of the election of such ERISA Partner to withdraw or the written demand of the General Partner for withdrawal, as the case may be. Such ERISA Partner and the General Partner shall each have, in its sole discretion, a period of 90 days following receipt of such counsel's opinion to attempt to eliminate the necessity for such withdrawal to the reasonable satisfaction of such ERISA Partner and the General Partner, whether by correction of the condition giving rise to the necessity of such ERISA Partner's withdrawal, by amendment of this Agreement, by effectuation of a transfer of such ERISA Partner's interest in the Partnership to a substituted Limited Partner at a fair and reasonable price (provided the General Partner and such ERISA Partner consent to such transfer) or otherwise. If such cause for withdrawal is not cured within such 90-day period, then such ERISA Partner shall withdraw from the Partnership as of the date following the expiration of such 90-day period (or, if such ERISA Partner and the General Partner elect in writing not to attempt so to cure, as of the date following the later of such elections) which is the last day of the fiscal quarter of the Partnership during which such 90-day period expires or during which such ERISA Partner and the General Partner so elect not to attempt a cure, as the case may be (such date being herein referred to as the "ERISA Withdrawal Date"). If such ERISA Partner or the General Partner determines not to attempt a cure, it shall give written notice thereof to the other party promptly after making such determination. Effective upon the ERISA Withdrawal Date, such ERISA Partner shall cease to be a Partner of the Partnership for all purposes and, except for its right to receive payment for its Partnership interest as hereinafter provided, shall no longer be entitled to the rights of a Partner under this Agreement, including without limitation the right to receive allocations pursuant to Paragraph 8, the right to receive distributions during the term of the Partnership pursuant to Paragraph 9 and upon liquidation of the Partnership pursuant to Paragraph 12 and the right to vote on Partnership matters as provided in this Agreement.

     Following the ERISA Withdrawal Date, the General Partner shall use its reasonable commercial efforts, subject to its primary responsibility to the Partnership and its remaining Partners to maximize the returns on such Partners' investments in the Partnership, to distribute to such ERISA Partner as promptly as practicable following the expiration of the aforesaid 90-day period or the election of such ERISA Partner and the General Partner not to attempt a cure, in full payment and satisfaction of such ERISA Partner's interest in the Partnership, an amount equal to the amount which such ERISA Partner would have been entitled to receive pursuant to Paragraph 12 if the Partnership had been liquidated on and as of the ERISA Withdrawal Date. No approval of the Advisory Committee or of the Partners shall be required prior to the making of such distribution. For purposes of determining the amount of the distribution to be made to such ERISA Partner, and the value of each of the Partnership's assets, the Partnership's annual or quarterly financial statements prepared in accordance with Paragraph 17 for the period ending on the ERISA Withdrawal Date shall be deemed to be conclusive, subject to the provisions of Paragraphs 9(d) and 10(d). Such distribution to the withdrawing ERISA Partner shall be payable in cash, cash equivalents, securities of Partnership Portfolio Companies and/or other assets, with each such separate group of cash, cash equivalents, securities of Partnership Portfolio Companies and/or other assets (determined in a manner consistent with the last sentence of Paragraph 9(d)) being distributed to the withdrawing ERISA Partner on a basis that is pro rata to such ERISA

Partner's interest in the Partnership to the extent practicable, unless otherwise required by law or contract; provided, however, that if the withdrawing ERISA Partner notifies the Partnership in writing that the receipt by such ERISA Partner of the securities of any Partnership Portfolio Company would create a material likelihood of a material violation of ERISA by such ERISA Partner, then the Partnership shall use all reasonable efforts to arrange for the sale of such securities on behalf of and for the account of such ERISA Partner and, if unable to arrange for such sale after all reasonable efforts, shall instead use all reasonable efforts to make an Alternative ERISA Distribution to such ERISA Partner which has been approved by the Advisory Committee.

     Upon the withdrawal of any ERISA Partner from the Partnership pursuant to this Paragraph 19, the Partners (including the withdrawing ERISA Partner) shall enter into an amendment to this Agreement reflecting such withdrawal and amending such provisions of this Agreement, including without limitation the provisions regarding allocations pursuant to Paragraph 8 and distributions during the term of the Partnership and upon its liquidation pursuant to Paragraphs 9 and 12, respectively, as may be appropriate, so that the intent, spirit, operation and effect of such allocation, distribution and other provisions shall, to the maximum extent possible, be preserved after taking into account the withdrawal of such ERISA Partner.

     20. Foreign Controlled Partner Withdrawal. Notwithstanding any provision in this Agreement to the contrary, and in addition to the right of a Limited Partner pursuant to Paragraph 6(b) not to pay a portion of such Partner's capital contributions under certain circumstances, any Limited Partner which is:
(a) a Foreign Limited Partner or (b) a United States partnership of which, on the date of such partnership's admission to the Partnership as a Limited Partner, more than 50% of the profits, interest and capital was held by one or more Foreign Limited Partners (such Limited Partner described in (a) or (b) being referred to herein as a "Foreign Controlled Partner") may elect, upon written notice of such election to the General Partner, to withdraw from the Partnership at the time and in the manner hereinafter provided, if such Foreign Controlled Partner shall obtain and deliver to the General Partner an opinion of counsel (which counsel shall be reasonably acceptable to the General Partner) or a determination by the Commissioner of Internal Revenue (as evidenced by the issuance of a revenue agent's report) to the effect that solely as a result of the Partnership's activities, any portion of such Foreign Controlled Partner's income, gain or loss derived from the Partnership is effectively connected with the conduct of a trade or business for purposes of Sections 871, 872(a), 875, 882 or 884(d) of the Code. In the event of the issuance and delivery of such opinion of counsel or report, the General Partner shall promptly provide to each Partner a copy thereof, together with a copy of the written notice of the election of such Foreign Controlled Partner to withdraw. The General Partner shall have, in its sole discretion, a period of 45 days following receipt of such opinion or report to attempt to eliminate the necessity for such withdrawal to the reasonable satisfaction of such Foreign Controlled Partner and the General Partner, whether by correction of the condition giving rise to the necessity of such Foreign Controlled Partner's withdrawal, by amendment of this Agreement, by effectuation of a transfer of such Foreign Controlled Partner's interest in the Partnership to a substituted Limited Partner at a fair and reasonable price (provided such Foreign Controlled Partner consents to such transfer) or otherwise. If such cause for withdrawal is not cured within such 45-day period, then such Foreign Controlled Partner shall be permitted to withdraw from the Partnership as of the date following the expiration of such 45-day period (or, if the General Partner elects in writing not to attempt so to cure, as of the date following such election) which is the last day of the fiscal quarter of the Partnership during which such 45-day period expires or during which the General Partner so elects not to attempt a cure, as the case may be (such date being herein referred to as the "Foreign Controlled Partner Withdrawal Date"). If the General Partner determines not to attempt a cure, it shall give written notice thereof to the Foreign Controlled Partner promptly after making such determination. Effective upon the Foreign Controlled Partner Withdrawal Date, such Foreign Controlled Partner shall cease to be a Partner of the Partnership for all purposes and, except for its right to receive payment for its Partnership interest as hereinafter provided, shall no longer be entitled to the rights of a Partner under this Agreement, including without limitation the right to receive allocations pursuant to Paragraph 8, the right to receive distributions during the term of the Partnership pursuant to Paragraph 9 and upon liquidation of the Partnership pursuant to Paragraph 12 and the right to vote on Partnership matters as provided in this Agreement.

     Following the Foreign Controlled Partner Withdrawal Date, the General Partner shall use its reasonable commercial efforts, subject to its primary responsibility to the Partnership and its remaining Partners to maximize the returns on such Partners' investments in the Partnership, to distribute to such Foreign Controlled Partner, within 180 days of the earlier of the expiration of the aforesaid 45-day period or the election of the General Partner not to attempt a cure, in full payment and satisfaction of such Foreign Controlled Partner's interest in the Partnership, an amount equal to the amount which such Foreign Controlled Partner would have been entitled to receive pursuant to Paragraph 12 if the Partnership had been liquidated on and as of the Foreign Controlled Partner Withdrawal Date. No approval of the Advisory Committee or of the Partners shall be required prior to the making of such distribution. For purposes of determining the amount of the distribution to be made to such Foreign Controlled Partner, and the value of each of the Partnership's assets, the Partnership's annual or quarterly financial statements prepared in accordance with Paragraph 17 for the period ending on the Foreign Controlled Partner Withdrawal Date shall be deemed to be conclusive, subject to the provisions of Paragraphs 9(d) and 10(d). Such distribution to the withdrawing Foreign Controlled Partner shall be payable in cash, cash equivalents, securities of Partnership Portfolio Companies and/or other assets, with each such separate group of cash, cash equivalents, securities of Partnership Portfolio Companies and/or other assets (determined in a manner consistent with the last sentence of Paragraph 9(d)) being distributed to the withdrawing Foreign Controlled Partner on a basis that is pro rata to such Foreign Controlled Partner's interest in the Partnership to the extent practicable, unless otherwise required by law or contract. Upon the withdrawal of any Foreign Controlled Partner from the Partnership pursuant to this Paragraph 20, the Partners (including the withdrawing Foreign Controlled Partner) shall enter into an amendment to this Agreement reflecting such withdrawal and amending such provisions of this Agreement, including without limitation the provisions regarding allocations pursuant to Paragraph 8 and distributions during the term of the Partnership and upon its liquidation pursuant to Paragraphs 9 and 12, respectively, as may be appropriate, so that the intent, spirit, operation and effect of such allocation, distribution and other provisions shall, to the maximum extent possible, be preserved after taking into account the withdrawal of such Foreign Controlled Partner.

     21. Foundation Limited Partners.

         (a) Private Foundations Compliance Provisions. To assure compliance with certain provisions of the Code affecting "private foundations" as described in Section 509 of the Code, the General Partner shall use its reasonable commercial efforts to meet the requirements set forth in this Paragraph 21 as long as such provisions of the Code (or substantially similar provisions) are in effect. All terms in this Paragraph 21 in quotes shall have the respective meanings defined in Sections 4943 or 4946 of the Code, unless otherwise indicated.

               (i) The Partnership shall not at any time purchase or otherwise acquire, directly or indirectly, any stock of any corporation, any interest in any partnership or any interest in any other unincorporated entity, if, to the knowledge of the General Partner, the aggregate direct and indirect holdings of the stock of any such corporation, profits interest of any such partnership or beneficial interest in any such other unincorporated entity by any Limited Partner which is a Foundation Limited Partner and all persons who with respect to such Foundation Limited Partner are Disqualified Persons, would immediately thereafter exceed 18% of the "voting stock" of such corporation, 18% of the "profits interest" in such partnership, or 18% of the "beneficial interest" in any such other unincorporated entity (provided, that in all such cases such 18% will be proportionately increased or decreased if the 20% permitted as of the date of this Agreement in Section 4943 of the Code is proportionately increased or decreased). The terms "corporation" and "partnership" refer to the characterization of an organization for Federal income tax purposes. In the case of a proposed investment in a company which is not the issuer of publicly traded securities, the General Partner shall, in addition, obtain a representation from such company as to the nature and extent, to the knowledge of such company, of the direct and indirect holdings in it by persons who are identified by any Foundation Limited Partner as Disqualified Persons or Designated Investments with respect to such Foundation Limited Partner on the list referred to in Paragraph 3(j)(vi) and furnished to such company. The General Partner shall be entitled to rely on the response of such company unless the General Partner has knowledge that such response is incorrect, and shall deliver copies thereof to each Foundation Limited Partner.

               (ii) No person or entity shall in the future become an additional or substituted Partner, by transfer of a Partnership interest or otherwise, if, to the knowledge of the General Partner after inquiry of the prospective additional or substituted Partner, such person is a Disqualified Person with respect to a Foundation Limited Partner or more than 5% of the interests in such entity are owned by Disqualified Persons with respect to a Foundation Limited Partner, without the prior written consent of such Foundation Limited Partner.

               (iii) As used in this Paragraph 21, (A) the references to direct or indirect holdings are references to holdings treated as owned under
          Section 4943 of the Code, including, without limitation, holdings treated as owned by reason of ownership by a nominee or ownership of an interest in another entity, and (B) the references to "knowledge" are references to actual knowledge or belief of direct or indirect holdings by Disqualified

          Persons or the Foundation Limited Partners, as the case may be, without any investigation except as may be provided in (i) and (ii) above.

         (b) Foundation Limited Partner Withdrawal. Notwithstanding any provision of this Agreement to the contrary, and in addition to the right of a Limited Partner pursuant to Paragraph 6(b) not to pay a portion of such Partner's capital contributions under certain circumstances, any Foundation Limited Partner may elect, upon written notice of such election to the General Partner, to withdraw from the Partnership, or upon written demand by the General Partner shall withdraw from the Partnership, at the time and in the manner hereinafter provided, if either such Foundation Limited Partner or the General Partner shall obtain and deliver to the other an opinion of counsel (which counsel shall be reasonably acceptable to both such Foundation Limited Partner and the General Partner) to the effect that such withdrawal is necessary in order for such Foundation Limited Partner to avoid (i) excise taxes imposed by Subchapter A of Chapter 42 of the Code (other than Sections 4940 and 4942 thereof), or (ii) a material breach of the fiduciary duties of its trustees under any Federal or state law applicable to private foundations or any rule or regulation adopted thereunder by any agency, commission or authority having jurisdiction. In the event of the issuance and delivery of the opinion of counsel referred to in the preceding sentence, the withdrawal of such Foundation Limited Partner and the disposition of its interest in the Partnership shall generally be governed by the provisions of Paragraph 19 of this Agreement (including but not limited to the provisions relating to notices to the Partners and rights to cure), as if such Foundation Limited Partner were an ERISA Partner. Notwithstanding the foregoing, if the withdrawing Foundation Limited Partner would otherwise receive securities of any Partnership Portfolio Company in connection with its withdrawal in an amount which is in excess of such Foundation Limited Partner's pro rata interest in the Partnership and the withdrawing Foundation Limited Partner notifies the Partnership in writing that receipt of such securities would result in the imposition of excise taxes upon such Foundation Limited Partner pursuant to Section 4943 of the Code, then the Partnership shall use all reasonable efforts to arrange for the sale of the Excess Securities on behalf of and for the account of such Foundation Limited Partner and, if unable to arrange for such sale after all reasonable efforts, the Partnership shall instead use all reasonable efforts to make an Alternative Foundation Limited Partner Distribution to such Foundation Limited Partner which has been approved by the Advisory Committee.

     22. General Provisions.

         (a) Notices. Except where otherwise specifically provided in this Agreement, all notices, requests, consents, approvals and statements shall be in writing and shall be deemed to have been properly given if sent by personal delivery or if mailed from within the United States by first class U.S. Mail, postage prepaid, or if sent by telecopy or e-mail (with return receipt), addressed in each case, if to the Partnership, at RSA Ventures, Inc., 36 Crosby Drive, Bedford, MA 01730, Attn: Administrator, telecopy: (781) 301-5420, [e-mail: chargreaves@rsasecurity.com], with a copy to RSA Security Inc., 36 Crosby Drive, Bedford, MA 01730, Attn: Legal Department, telecopy: (781) 301-5590, [e-mail: mseif@rsasecurity.com], and if to any Partner, to the address set forth in Schedule A or in the instrument pursuant to which he became a Partner or, in each case, to such other address or addresses as the addressee may have specified by written notice as aforesaid to the other parties.

         (b) Power of Attorney. (i) Each of the Partners hereby constitutes and appoints the General Partner as his attorney to make, execute, sign, acknowledge and, if necessary, file (A) any required amendment to the Certificate of Limited Partnership; (B) any amendment to this Agreement that does not require, under the terms of this Agreement, the approval of all the Partners, provided that Partners holding the interest in the Partnership specified in this Agreement as being required for such amendment have signed or otherwise approved such amendment and all other required signatures and approvals have been obtained;
(C) any other instrument, certificate or document required from time to time to admit a Partner, to effect his substitution as a Partner, to effect the substitution of the Partner's assignee as a Partner, or to reflect any action of the Partners provided for in this Agreement; and (D) any other instrument, certificate or document as may be required or appropriate under the laws, regulations or procedures of the United States or any state or governmental entity in any jurisdiction in which the Partnership is conducting or intends to conduct its affairs, provided all such instruments, certificates and other documents referred to in clauses (A), (B), (C) and (D) above are in accordance with the terms of this Agreement as then in effect. Copies of all such instruments, certificates and other documents shall be sent to all Partners.

         (ii) Each of the Partners is aware that the terms of this Agreement permit certain amendments to the Certificate of Limited Partnership and this Agreement to be effected and certain other actions to be taken by or with respect to the Partnership, in each case with the approval or by the vote of less than all the Partners. If, as and when (A) an amendment of the Certificate of Limited Partnership or this Agreement is proposed or an action is proposed to be taken by or with respect to the Partnership which does not require, under the terms of this Agreement, the approval of all of the Partners, (B) Partners holding the interest in the Partnership specified in this Agreement as being required for such amendment or action have approved such amendment or action in the manner contemplated by this Agreement, (C) the Advisory Committee has approved such amendment or action in the manner contemplated by this Agreement, if its approval is required by this Agreement, and (D) a Partner has failed or refused to approve such amendment or action (hereinafter referred to as a non-consenting Partner), each non-consenting Partner agrees that the special attorney specified above, with full power of substitution, is hereby authorized and empowered to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such non-consenting Partner, and in his name, place and stead, any and all instruments and documents which may be necessary or appropriate to permit such amendment to be lawfully made or action lawfully taken. Each Partner is fully aware that he and each other Partner have executed this special power of attorney, and that each Partner will rely on the effectiveness of such powers with a view to the orderly administration of the Partnership's affairs.

         (iii) The foregoing grant of authority (A) is a special power of attorney coupled with an interest in favor of the General Partner and as such shall be irrevocable and shall survive the death or incompetence (or, in the case of a Partner that is a corporation, association, limited liability company, partnership, trust or other entity, shall survive the merger, dissolution or other termination of the existence) of the Partner and (B) shall survive the assignment by the Partner of the whole or any portion of his interest, except that in the case of an assignment of the Partner's whole interest, this power of attorney shall survive such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect the substitution of his transferee.

         (c) Additional Documents. Each Partner hereby agrees to execute all certificates, counterparts, amendments, instruments or documents that may be required by laws of the various states or other jurisdictions in which the Partnership conducts its affairs, to conform with the laws of such states or other jurisdictions governing limited partnerships.

         (d) Binding on Successors. This Agreement shall be binding upon and it shall inure to the benefit of the respective heirs, successors, assigns and legal representatives of the parties hereto.

         (e) Counterparts. This Agreement or any amendment hereto may be signed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one Agreement (or amendment, as the case may be).

         (f) Action by the Limited Partners. Whenever action is required by this Agreement to be taken by a specified percentage in interest of the Limited Partners or a designated group of Limited Partners, such action shall be deemed to be valid if taken upon written vote or written consent by those Limited Partners whose Contributions Accounts represent at that time the specified percentage of the Contributions Accounts of all the Limited Partners or such designated group of Limited Partners, as the case may be; provided that in each such case, the percentage in interest in the Partnership of any defaulting Limited Partner under Paragraph 6(b) shall be excluded in determining whether the requisite percentage in interest of the Limited Partners has been obtained.

     Notwithstanding anything to the contrary contained in this Agreement, if a Limited Partner that is subject to the investments and activities limitations of
Section 4(c)(vi) or (vii) of the Bank Holding Company Act of 1956, as amended, and Regulation Y promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 225) or successor regulation (such a Limited Partner being sometimes hereinafter referred to as a "Bank Limited Partner" and such Act and Regulation being sometimes hereinafter referred to collectively as the "Federal Banking Laws") and its affiliates that are Bank Limited Partners in the aggregate hold for their own account an amount that is determined initially at the time of admission to the Partnership of that Bank Limited Partner or any such affiliates, the admission to the Partnership of additional Limited Partners, or any other adjustment of the Partners' interests under this Agreement, to be in excess of 4.99% (or such other percentage as may be permitted under the Federal Banking Laws) of the interests of the Limited Partners, excluding for purposes of calculating the percentage portions of any other interests that are non-voting interests (including any interest of a defaulting Partner under Paragraph 6(b)) under this Agreement (collectively, a "Non-Voting Interest"), such amount in excess of 4.99% (or such other percentage as may be permitted under the Federal Banking Laws) shall be a Non-Voting Interest (whether or not subsequently transferred in whole or in part to any other person) and shall not be included in determining whether the requisite percentage in interest of the Limited Partners has consented to, approved, adopted, or taken any action hereunder, provided that such Non-Voting Interest shall be permitted to vote on any proposal to continue the business of the Partnership, but not on approval of a successor general partner. Upon the admission of additional Limited Partners, a withdrawal of a Limited Partner from the Partnership or any other adjustment of the Limited Partners' proportionate interests, a recalculation of the interests held by all Bank Limited Partners shall be made, and only that portion of the total interest in the Partnership held by a Bank Limited Partner and its affiliates that is determined as of the date of such admission, withdrawal or other adjustment, as applicable, to be in excess of 4.99% (or such other percentage as may be permitted under the Federal Banking Laws) of the interests of the Limited Partners, excluding Non-Voting Interests, shall be a Non-Voting Interest. Except as provided in this Paragraph 22(f), an interest which is held as a Non-Voting Interest shall be identical in all regards to all other interests held by Limited Partners.

     Notwithstanding the foregoing, any Bank Limited Partner may elect not to be governed by the provisions of the immediately preceding paragraph by providing the General Partner with written notice and an opinion of counsel (which counsel shall be reasonably acceptable to both the Bank Limited Partner and the General Partner) to the effect that, as a result of a change in law or regulation applicable to such Bank Limited Partner or for such other reason as may be specified in such opinion, such Bank Limited Partner is not prohibited from acquiring or controlling any or all of its Non-Voting Interest, in which case only the amount of the interest held by such electing Bank Limited Partner as may be specified in such opinion to be subject to this Paragraph 22(f) shall continue to be a Non-Voting Interest. Any such election by a Bank Limited Partner may be rescinded at any time by providing the General Partner with written notice and an opinion of counsel (which counsel shall be reasonably acceptable to both the Bank Limited Partner and the General Partner) to the effect such Bank Limited Partner is prohibited by law or regulation applicable to such Bank Limited Partner from acquiring or controlling a specified percentage of the interests of the Limited Partners.

         (g) Voting. Any vote or other action required or permitted to be taken by this Agreement may be taken by written consent signed by not less than the requisite percentage in interest of parties required or permitted to take such vote or other action; provided that in each such case, the percentage in interest in the Partnership of any defaulting Partner under Paragraph 6(b) and any Non-Voting Interest that is to be excluded from such vote or other action pursuant to Paragraph 22(f) shall be excluded in determining whether such requisite percentage in interest has been obtained.

         (h) Applicable Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware and, without limitation thereof, that the Delaware Act as now adopted or as may be hereafter amended shall govern the partnership aspects of this Agreement.

         (i) Securities Act Matters. Each Partner understands that in addition to the restrictions on transfer contained in this Agreement, he must bear the economic risks of his investment for an indefinite period because the Partnership interests have not been registered under the Securities Act and, therefore, may not be sold or otherwise transferred unless they are registered under the Securities Act or an exemption from such registration is available. Each Partner agrees with all other Partners that he will not sell or otherwise transfer his interest in the Partnership unless such interest has been so registered or in the opinion of counsel for the Partnership, or of other counsel reasonably satisfactory to the Partnership, such an exemption is available.

         (j) Tax Matters Partner. The "tax matters partner" (as defined in
Section 6231 of the Code) of the Partnership shall be the General Partner (the "Tax Matters Partner").

         (k) Contract Construction. Where the context of this Agreement so requires, use of masculine gender pronouns shall be deemed to mean or include the feminine or neuter gender, and vice versa. The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any such invalid or unenforceable provisions were omitted. References in this Agreement to sections of the Code or the Delaware Act shall be deemed to refer to such sections as they may be amended after the date of this Agreement.

         (l) Schedules. The Schedules attached to this Agreement constitute an integral part of this Agreement and are incorporated by reference herein.

     23. Definitions. The respective Paragraphs or other locations in which capitalized terms used in this Agreement are defined are set forth below opposite such terms:

120% Test                                                              9(c)(i)
adjusted net realized gain or loss                                     8(c)
Advisers Act                                                           6(f)
Advisory Committee                                                     3(b)
Agreement                                                              Preamble
Alternative Bank Distribution                                          9(e)
Alternative ERISA Distribution                                         9(e)
Alternative Foundation Limited Partner Distribution                    9(e)
Applicable Persons                                                     3(k)
Bank Limited Partner                                                   22(f)
Capital Account                                                        7(b)
Code                                                                   3(j)(i)
Contributions Account                                                  7(a)
cumulative net realized gain                                           8(c)
cumulative net realized loss                                           8(c)
Deemed ERISA Partner                                                   19
Delaware Act                                                           Preamble
Designated Investments                                                 3(j)(vi)
Disposed Investments                                                   9(c)
Dispositions                                                           3(m)(ii)
Disqualified Persons                                                   3(j)(vi)
ERISA                                                                  6(b)
ERISA Partner                                                          19
ERISA Withdrawal Date                                                  19

Excess Securities                                                      9(e)
Federal Banking Laws                                                   22(f)
Foreign Controlled Partner                                             20
Foreign Controlled Partner Withdrawal Date                             20
Foreign Limited Partner                                                3(j)(iii)
Foundation Limited Partner                                             3(j)(vi)
Gain                                                                   8(b)
General Partner                                                        Preamble
Hypothetical Tax Liability                                             9(a)
Indemnified Party                                                      16
Initial Investment Date                                                3(j)(ii)
Investment Company Act                                                 6(f)
Investment Securities                                                  3(l)
Letter Agreement                                                       3(k)
Limited Partners                                                       Preamble
Loss                                                                   8(b)
Management Agreement                                                   3(c)
Management Company                                                     3(c)
Management Fee                                                         3(d)
net realized gain or loss                                              8(c)
Non-Voting Interest                                                    22(f)
Offering Expenses                                                      8(c)
Partners                                                               Preamble
Partnership                                                            Preamble

Partnership Portfolio Company                                          3(m)
Plan Asset Regulations                                                 3(j)(ii)
RSA                                                                    3(d)
Safe Harbor                                                            13
Securities Act                                                         10(c)
Subscription                                                           6(a)
Successor Fund                                                         3(d)
Tax Matters Partner                                                    22(j)
Transfer                                                               13
Unreturned Capital Contribution                                        9(c)

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                 GENERAL PARTNER

                                 RSA PARTNERS I, L.P.

                                 By:  RSA Ventures, Inc.,
                                       its general partner


                                          By:  /s/Charles R. Stuckey, Jr.
                                               --------------------------
                                          Name:  Charles R. Stuckey, Jr.
                                          Title:  President

                              RSA VENTURES I, L.P.

                         Limited Partner Signature Page

     The undersigned Limited Partner hereby executes the Limited Partnership Agreement of RSA Ventures I, L.P., and hereby authorizes this signature page to be attached to a counterpart of such Agreement executed by the other parties thereto.



Please type or print exact
  name of Limited Partner          RSA Investments Inc.
                                   ---------------------------------------------



Please sign here            By     /s/Charles R. Stuckey, Jr.
                                   ---------------------------------------------



Please type or print exact
  name of signer                   Charles R. Stuckey, Jr.
                                   ---------------------------------------------


Please type or print
  title of signer           Title  President
                                   ---------------------------------------------

                              RSA VENTURES I, L.P.

                         Limited Partner Signature Page

     The undersigned Limited Partner hereby executes the Limited Partnership Agreement of RSA Ventures I, L.P., and hereby authorizes this signature page to be attached to a counterpart of such Agreement executed by the other parties thereto.



Please type or print exact
  name of Limited Partner          Barry Rosenbaum
                                   ---------------------------------------------



Please sign here            By     /s/Barry Rosenbaum
                                   ---------------------------------------------



Please type or print exact
  name of signer                   Barry Rosenbaum
                                   ---------------------------------------------


Please type or print
  title of signer           Title
                                   ---------------------------------------------

                                   SCHEDULE A



GENERAL PARTNER                                                 SUBSCRIPTION
---------------                                                 ------------
RSA Partners I, L.P.                                              $502,750
36 Crosby Drive
Bedford, MA 01730
Telecopy:  (781) 301-5420
Attn:  Administrator
[E-mail:  chargreaves@rsasecurity.com]


LIMITED PARTNERS                                               SUBSCRIPTION
----------------                                               ------------

RSA Investments Inc.                                          $100,000,000
36 Crosby Drive
Bedford, MA 01730
Attn:  Treasurer
Telecopy:  (781) 301-5590
[E-mail:  jsprague@rsasecurity.com]


Barry Rosenbaum                                                    $50,000
490 W. Oceanview Avenue
Del Mar, CA 92014
Telecopy:  (858) 720-8475
E-mail:  brosenbaum@rsasecurity.com



TOTAL:                                                        $100,050,000
-----                                                         ============

                                   SCHEDULE B

                              MANAGEMENT AGREEMENT

     AGREEMENT dated as of April 10, 2001 by and between RSA Ventures, Inc., a Delaware corporation (the "Management Company"), and RSA Ventures I, L.P., a Delaware limited partnership (the "Partnership").

     In consideration of the premises and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions. For purposes of this Agreement:

         (a) Capitalized Terms. Capitalized terms used without definition herein have the respective meanings specified in the Limited Partnership Agreement of the Partnership dated as of the date hereof (as amended from time to time, the "Partnership Agreement"); and

         (b) "Committed Capital" means the aggregate Subscriptions of all Partners to the Partnership as set forth on Schedule A to the Partnership Agreement.

     2. Payment of Normal Operating Expenses.

         (a) In General. The Management Company agrees to assume and pay all normal operating expenses attributable to the Partnership on the terms and conditions herein set forth.

         (b) Normal Operating Expenses. Normal operating expenses include all recurring routine expenses incident to the activities of the Partnership including, but not limited to, expenses incurred in investigating and evaluating investment opportunities for the Partnership; compensation and expenses of the directors, officers, employees and members of the Investment Committee of the Management Company in their capacities as such; and expenses for travel, office space and facilities, telephone, maintenance of books and records and general administrative services.

         (c) Other Expenses. Normal operating expenses exclude, without limitation, any taxes which may be assessed against the Partnership; Offering Expenses, commissions, brokerage fees, finders' fees, investment banking fees, registration expenses, filing fees or similar charges incurred in connection with the purchase or sale of securities (including fees payable to third parties incurred in connection with any merger), whether or not such purchase or sale is consummated; other third party costs and expenses directly related to the purchase, holding or sale of securities; expenses of members of the Partnership's Advisory Committee in connection with meetings of the Advisory Committee; expenses relating to the preparation and distribution of annual and quarterly reports to Partners; expenses incurred in connection with general meetings of Partners; all expenses relating to actual or threatened litigation or administrative proceedings or investigations involving the Partnership; fees and expenses relating to investment banking, legal, custodial, auditing, accounting and appraisal services provided to the Partnership; premiums for liability insurance obtained by the Partnership to protect the Partnership, the General Partner, the Management Company, their respective partners, officers, directors, stockholders, employees, agents and members of the Investment Committee or the Partnership's Advisory Committee; fees incurred in connection with the maintenance of bank accounts; expenses incurred by the Management Company in serving as "tax matters partner" of the Partnership; all costs and expenses arising out of or resulting from the Partnership's indemnification obligations under Paragraph 16 of the Partnership Agreement; and all other nonrecurring or extraordinary expenses properly chargeable to the activities of the Partnership.

     3. Management Company Duties. The Management Company has and will maintain a staff trained and experienced in the business of locating, analyzing and investing in equity and equity-related securities of businesses of the type in which the Partnership intends to make investments. Such staff is and will be adequate for the performance of the Management Company's duties under this Agreement. Services to be rendered by the Management Company will include assistance within the areas of expertise of its staff and, when considered appropriate by the Management Company, the services of its officers, directors, employees, members of the Investment Committee and agents as directors, consultants and advisors for Partnership Portfolio Companies. In addition to the services of its own staff, the Management Company may, at its sole discretion, arrange for and coordinate the services of other professionals and consultants.

     4. Management Fee; Expense Reimbursement.

         (a) Calculation of Fee: In General. The Partnership will pay the Management Company a management fee (the "Management Fee") for the services to be provided hereunder at an annual rate equal to 2% of the Partnership's Committed Capital during the term of the Partnership. Thereafter, the Partnership will pay the Management Company an annual

Management Fee equal to 1% of the net asset value of the Partnership determined according to Paragraph 10 of the Partnership Agreement until the liquidation of the Partnership is completed.

         (b) Timing of Adjustments. (i) Any increase in Committed Capital made after the date of this Agreement will be deemed effective and to have been made on the date of this Agreement and the portion of the Management Fee attributable to such additional Committed Capital will be payable by the Partnership on a basis retroactive to such date. (ii) Any decrease in the Management Fee resulting from a decrease in the Committed Capital will be effective on the date of such decrease in Committed Capital.

         (c) Reductions. The Management Fee payable in any fiscal year will be reduced (but not below zero and with any excess carried forward to reduce, to the maximum extent possible, the Management Fee payable in a subsequent year) dollar-for-dollar by the amount of any directors' fees, consulting fees or other remuneration (whether in cash or otherwise) paid or remitted during the prior fiscal year to the Management Company for services rendered to any Partnership Portfolio Company. Notwithstanding the foregoing, in the event that any such fees or other remuneration described in the preceding sentence were paid or remitted to the Management Company for services rendered to a Partnership Portfolio Company in which the Partnership and any Successor Fund hold an investment, the Management Company will determine that portion of such amounts which are to be remitted to the Management Company and are to be taken into account in reducing the Management Fee based on the relative amount invested in such Partnership Portfolio Company by the Partnership and all Successor Funds. Also notwithstanding the foregoing, any such fees or other remuneration which are so paid or remitted to the Management Company during the last year in which this Agreement is in effect will reduce the Management Fee otherwise payable with respect to such year, and if such reduction results in the Partnership having made an over-payment of the Management Fee for such year, the amount of such over-payment will be refunded to the Partnership immediately prior to the time this Agreement would otherwise terminate. The amount of any fees or other remuneration which is to be taken into account in reducing the Management Fee in accordance with this paragraph will be computed for each fiscal year and will be certified to the Partnership by an officer of the Management Company not later than the 60th day of the next year.

         (d) Payment. The Partnership will pay to the Management Company the Management Fee quarterly in advance on the first day of January, April, July and October of each year in an amount equal to 25% of the annual Management Fee. The first payment of the Management Fee will be due on the date of this Agreement. However, if the date of this Agreement is not the first day of January, April, July or October, the Partnership's payment on the date of this Agreement will be for the pro rata amount due until the beginning of the first succeeding quarter of the Partnership. In the event of any increase in the Management Fee as a result of an increase in Committed Capital, the pro rata amount of such increase, calculated from the effective date thereof (which will be determined in accordance with Section 4(b)(i)) to the beginning of the first quarter following such increase in Committed Capital will be paid by the Partnership to the Management Company on the actual date of such increase in Committed Capital. A similar adjustment in payment of the Management Fee will be made in the event of any decrease in the Committed Capital (which decrease in Committed Capital will be deemed effective in accordance with Section 4(b)(ii)).

         (e) Expense Reimbursement. On or promptly after the date of this Agreement, the Partnership will reimburse the Management Company for all Offering Expenses incurred directly or indirectly by the Management Company in connection with the organization of the Partnership or the offer and sale of interests in the Partnership to Limited Partners; provided that in no event will the amount of Offering Expenses paid directly by the Partnership or reimbursed to the Management Company or any other party exceed $450,000 in the aggregate. All Offering Expenses in excess of this amount will be borne by the Management Company.

     5. Reports. The Management Company agrees to provide any financial statements or reports to the Partnership as may be reasonably requested by the Partnership for the preparation of its financial statements or reports.

     6. Term. Commencing on the date hereof, services will be performed hereunder until such time as liquidation of the Partnership is complete.

     7. Termination. This Agreement may be terminated without cause and without penalty at any time on 60 days' prior written notice by either party.

     8. Amendment. This Agreement can be modified, waived or amended only by a writing signed by the Partnership and the Management Company.

     9. Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision will be ineffective only to the extent of such invalidity, without invalidating the remainder of this Agreement.

     10. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect thereto except that the provisions of Paragraphs 3(g) and 16 of the Partnership Agreement shall inure to the benefit of, and cover, the Management Company and its stockholders, directors, officers, employees and agents, as the case may be, subject to the terms therein. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together will constitute one agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

RSA VENTURES, INC.

By:
     ------------------------------
      Name:
      Title:




RSA VENTURES I, L.P.

By:  RSA Partners I, L.P.,
     its general partner
       By:  RSA Ventures, Inc.,
            its general partner
            By:
               --------------------
               Name:
               Title:

                                   SCHEDULE C

                                LETTER AGREEMENT


                                 April 10, 2001


To each of the Limited Partners of
 RSA Ventures I, L.P. listed in
 Schedule A to the Limited Partnership
 Agreement hereinafter described:


     Reference is made to the Limited Partnership Agreement of RSA Ventures I, L.P. (the "Partnership"), of even date herewith, executed by you as the Limited Partners (as amended from time to time, the "Partnership Agreement"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Partnership Agreement. Where the context of this Letter Agreement so requires, use of masculine gender pronouns shall be deemed to include the feminine or neuter gender, and vice versa.

     In consideration of your subscription for an interest in the Partnership as a Limited Partner, each of the undersigned severally agrees, as set forth with respect to him, that so long as he or it is an Applicable Person (as defined below):


     1. While the Management Company is receiving the Management Fee pursuant to the Management Agreement, 100% of any directors' fees, consulting fees or other remuneration (whether in cash or otherwise ) received by or on behalf of the undersigned (but excluding all revenues, fees or other remuneration received by RSA or any of its subsidiaries from any Partnership Portfolio Company arising out of any commercial or other business relationship between RSA and/or any of its subsidiaries and such Partnership Portfolio Company) from a Partnership Portfolio Company ("Portfolio Company Fees") for services provided to such Partnership Portfolio Company will be received as an agent of the Management Company, the General Partner or the Partnership, as the case may be, and will be remitted to the Management Company; provided, however, that if any such Portfolio Company Fees are received by or on behalf of the undersigned from a Partnership Portfolio Company in which a Successor Fund also has an investment, then in such case, the undersigned will be obligated to remit to the Management Company only that portion of such Portfolio Company Fees as is determined by the Management Company to be remitted to the Management Company and to reduce the Management Fee based on the relative amount invested in such Partnership Portfolio Company by the Partnership and all Successor Funds. If the General Partner is instead receiving the equivalent of the Management Fee, such

          Portfolio Company Fees will be remitted to the General Partner instead of the Management Company.

     2. Each of Barry Rosenbaum, Fergal Mullen, David Clark, James Horn, Bradley Taylor and Charles R. Stuckey, Jr. agrees that (a) until the earliest of (i) such time as an amount equal to 80% of the aggregate Subscriptions of all Partners of the Partnership has been invested in Investment Securities, committed to new investments in Investment Securities, reserved for follow-on investments in Investment Securities or used or reserved to pay expenses of the Partnership, including, without limitation, the Management Fee payable to the Management Company, (ii) the dissolution of the Partnership or (iii) the termination by the Partnership of its program of investing in new Partnership Portfolio Companies, he will at all times devote substantially all of his business time to the affairs of the Partnership and (b) thereafter, he will devote such amount of time to the affairs of the Partnership as is reasonably necessary or required to manage the affairs thereof, including preparing the reports that the Partnership is required to provide to Limited Partners pursuant to the Partnership Agreement and monitoring as appropriate the Partnership's investments.

     3.   RSA agrees that until the earliest to occur of clauses (i), (ii) and
          (iii) of Paragraph 2(a) above, RSA will not organize, manage or control directly or indirectly any investment partnership whose principal purpose and operation are substantially similar to those of the Partnership.

     4. If the undersigned learns of an investment opportunity in a privately-held company which is appropriate for the Partnership (as set forth in the Partnership Agreement), the undersigned will first offer the Partnership the ability to invest or co-invest in such investment opportunity before the undersigned invests or co-invests in such investment opportunity through his or its account or any account which he or it controls or in which he or it has a beneficial interest (unless he or it has no control) and before offering such investment opportunity to any other third parties; provided that this restriction will not apply to (i) RSA, in connection with any investment by RSA in an enterprise which is engaged in RSA's "Primary Business" (as defined below); (ii) RSA, in connection with the acquisition of 15% or more of the equity securities of a business enterprise; (iii) any investment by RSA or John Kennedy if the cost of the investment by such entity or person is less than $1,000,000 per investment or any investment by Barry Rosenbaum, Charles R. Stuckey, Jr., Fergal Mullen, David Clark, James Horn or Bradley Taylor if the cost of the investment by such person is less than $100,000 per investment; or (iv) any investment by James Sims or any account which he controls, unless, in each case, such entity or person obtains the prior written consent of the Advisory Committee. For purposes of clarification, the foregoing restrictions will not apply to the individual investing activities of any of RSA's executive officers or its other employees or to any of the members of its Board of Directors unless such individual is an Applicable Person. For purposes of this Letter Agreement, an

          "Applicable Person" means each officer, director or member of the Investment Committee of the Management Company, each non-retired limited partner of the General Partner and RSA. For purposes of this letter agreement, RSA's "Primary Business" means the development, marketing and sale of e-security tools, products and/or services.

     5. Neither the undersigned nor any account which he or it controls will invest in a Partnership Portfolio Company or, except for James Sims or any account which he controls, a prospective Partnership Portfolio Company in which the Partnership is making an investment, without the approval of the Advisory Committee, except in the case of RSA pursuant to clauses (i) or (ii) of Paragraph 4 above.

     The terms and provisions of this Letter Agreement may be waived, modified, amended or terminated only by a writing signed by those of the undersigned with respect to whom the waiver, modification, amendment or termination relates and with the written consent of the Management Company and of Limited Partners constituting at least 75% in interest of all Limited Partners (as such percentage is determined in accordance with the Partnership Agreement). The Management Company shall promptly furnish copies of any amendments to this Letter Agreement to all Limited Partners. This Letter Agreement will also be deemed to apply in all respects to and be enforceable by any Limited Partner who is listed after the date hereof in Schedule A to the Partnership Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                           Very truly yours,


                           RSA SECURITY INC.


                           By:
                                ------------------------------------------------
                                 Name:
                                 Title:


                           -----------------------------------------------------
                           Barry Rosenbaum, Director, Managing Director and Member of the Investment Committee of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.


                           -----------------------------------------------------
                           Charles R. Stuckey, Jr., Director and Member of the Investment Committee of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.


                           -----------------------------------------------------
                           John Kennedy, Director and Member of the Investment Committee of RSA Ventures, Inc.


                           -----------------------------------------------------
                           Fergal Mullen, Officer of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.


                           -----------------------------------------------------
                           David Clark, Officer of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.


                           -----------------------------------------------------
                           James Horn, Officer of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.

                           -----------------------------------------------------
                           Bradley Taylor, Officer of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.


                           -----------------------------------------------------
                           James Sims, Member of the Investment Committee of RSA Ventures, Inc. and Limited Partner of RSA Partners I, L.P.